|-----------------------------------|
                                           |         OMB APPROVAL              |
                                           |-----------------------------------|
                                           |OMB Number:      3235 -0307        |
                                           |Expires:            March 31, 2004 |
                   UNITED STATES           |Estimated average burden           |
        SECURITIES AND EXCHANGE COMMISSION |hours per response...    212.95    |
                 Washington, DC 20549      |-----------------------------------|

                    FORM  N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [   ]
Pre-Effective Amendment No.                                     [   ]
                            -----
Post-Effective Amendment No. 22                                 [   ]
                            -----

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [   ]
       Amendment No.   23
                     -----

                    (Check appropriate box or boxes)

                             BARON ASSET FUND
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      767 Fifth Avenue, New York, NY 10153
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code       212-583-2000
                                                   -----------------------------

Linda S. Martinson, c/o Baron Select Funds, 767 Fifth Avenue, NY, NY  10153
--------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering     immediately
                                             -----------------------------------

It is proposed that this filing will become effective (check appropriate box)
[ X ]   immediately upon filing pursuant to paragraph (b)
[   ]   on (date) pursuant to paragraph (b)
[   ]   60 days after filing pursuant to paragraph (a)(1)
[   ]   on (date) pursuant to paragraph (a)(1)
[   ]   75 days after filing pursuant to paragraph (a)(2)
[   ]   on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:

[   ]   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Omit from the facing sheet reference to the other Act if the Registration Statement or amendment is filed under only one of the Acts. Include the "Approximate Date of Proposed Public Offering" and "Title of Securities Being Registered" only where securities are being registered under the Securities Act of 1933.

     Form N-1A is to be used by open-end management investment companies, except insurance company separate accounts and small business investment companies licensed under the United States Small Business Administration, to register under the Investment Company Act of 1940 and to offer their shares under the Securities Act of 1933. The Commission has designed Form N-1A to provide investors with information that will assist them in making a decision about investing in an investment company eligible to use the Form. The Commission also may use the information provided on Form N-1A in its regulatory, disclosure review, inspection, and policy making roles.

                 Potential persons who are to respond to the collection of information contained in this form are not required to
SEC 2052(11-01)   respond  unless the form displays a currently valid OMB
                 control number.

     A Registrant is required to disclose the information specified by Form N-1A, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-1A unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-6009. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

                                                            JANUARY 24, 2003





                          P  R  O  S  P  E  C  T  U  S







                               [REGISTERED LOGO]

                                   B A R O N
                                   F U N D S



















                                              > BARON ASSET FUND

                                              > BARON GROWTH FUND

                                              > BARON SMALL CAP FUND

                                              > BARON iOPPORTUNITY FUND

                                 [PHOTOS]

WELCOME TO
BARON FUNDS!

BARON FUNDS INVESTS FOR THE LONG TERM IN GROWTH BUSINESSES WITH SUSTAINABLE, COMPETITIVE ADVANTAGES...

When I began my career as a securities analyst in 1970, among my first recommendations were Disney, McDonald's, FedEx and Mattel. Disney because I was optimistic about the prospects for the new amusement park it was building in Orlando; McDonald's because I felt it had an opportunity to increase the prices of it's $.25 hamburgers and $.15 fries; FedEx because I believed businesses would pay a premium for 99.99% certainty of next day mail delivery; and, Mattel because I thought Barbie was the real deal.

Those once small, fast growing businesses have withstood the test of time. They have grown substantially since the 1970s as have their share prices. But, all businesses, even businesses like these that have become institutions, one day mature and grow more slowly... or maybe, no longer grow at all... and become less attractive investments.

We think the small and medium sized growth businesses in which Baron Funds has significant investments like Krispy Kreme, Apollo, ChoicePoint, Wynn Resorts, Four Seasons, Charles Schwab, Robert Half, DeVry, Extended Stay America, Polo Ralph Lauren, The Cheesecake Factory, Ethan Allen, Manor Care, Vail Resorts and, Weight Watchers, the antidote to Krispy Kreme and the Cheesecake Factory, are among businesses easy to envision as much larger in several years than they are today. We'll see...

BARON: A LONG TERM INVESTOR IN SMALL AND MEDIUM-SIZED BUSINESSES... BUSINESSES OPERATED BY TALENTED, HARDWORKING AND ETHICAL ENTREPRENEURS WITH BIG DREAMS...

When I founded Baron Capital in June 1982 after managing money for others since 1975, I did so based upon a relatively few simple and straightforward ideas.

My early investment successes reinforced my belief that small and mid-sized businesses offer greater opportunities for growth than larger businesses. Businesses that could double in size in three to five years... and then double again in the next three to five years. That would be our focus. And, we would try to invest in these businesses at what we believe are attractive prices, prices that offer our Funds' shareholders the opportunity to have their investments grow as fast as the underlying businesses increase in value. Our premise is that if a business doubles in size, e.g. earnings, asset value and cash flow, in time, its stock price will reflect that growth.


                                                   NOT A PART OF THE PROSPECTUS

We would do our own research, not rely upon the brokerage research widely used by others. This would allow us to better judge for ourselves the talent and candor of the executives in which we have invested your assets. Brokerage analysts' recommendations based upon earnings beating or missing estimates by a penny in a calendar quarter... upon management quarterly conference calls... or upon estimates for interest rates, inflation or economic growth (all of which seem unknowable to us) have never seemed a good basis to invest thousands... or millions... or billions... of dollars.

Finally, Baron Funds would be a long-term investor in businesses to participate in their growth. We would not try to opportunistically trade stocks. After many painful lessons, I was determined not to purchase "run-of- the-mill" businesses that were temporarily underpriced and then try to sell them when they returned to "full value." I decided, instead, to invest in growth businesses for the long term. It may seem self evident, but I believed... and still do... that it didn't really matter if you identified the greatest growth businesses unless you were willing to own them when they were growing... regardless of brokerage firm economists' and "expert strategists" opinions about "the now market".

Baron Funds tries to invest for the long term. Baron Asset Fund holds its investments on average eight years; Baron Growth Fund, our second fund, an average five! This lets us learn a lot more about the businesses in which we are part owners providing us with competitive advantage over other investors, we think. The average small and mid-cap mutual fund "turned over" its portfolio more than 100% last year. We believe it is very difficult for short term traders to develop an understanding of businesses' management capabilities and long term growth prospects.

The common element in all our investments is we believe their businesses will likely to be a lot larger and more profitable in a few years than they are today... and a lot more profitable in a few more years after that. Of course, there can obviously be no guarantees this will occur and investing in smaller companies can be riskier than investing in larger companies. Please see page 5 of the prospectus for a discussion of possible risks.

YOU'RE VERY CAREFUL ABOUT HOW MUCH YOU PAY FOR A SWEATER... A REFRIGERATOR... A VACATION... YOUR CAR... AND YOUR HOUSE. IT'S JUST AS IMPORTANT, WE BELIEVE EVEN MORE SO, HOW MUCH YOU PAY TO INVEST IN A BUSINESS!

Baron Funds' investment thesis is relatively uncomplicated. We invest for the long term at prices we believe attractive in fast growing, well-managed, small and mid-sized, growth businesses with sustainable barriers to competitors. We assume that purchasing stocks at attractive prices reduces risk. We try to invest in businesses we think could double in size in three to five years. And have the potential to double again in the next three to five years. If we invest at an attractive price, we assume that over the long term the share price of that business should reflect its growth.


NOT A PART OF THE PROSPECTUS

THANK YOU FOR INVESTING IN BARON FUNDS.

We recognize that for most individuals, deciding how to invest... even, whether to invest... your hard earned savings to pay for your children's education, a new home, your retirement or to care for your parents is one of your most difficult decisions. Which cannot be any easier after three years of declining stock prices.

We hope our quarterly Baron Funds' shareholder letters, annual Baron investment conferences and regular magazine, newspaper, consultant and advisor interviews have made it easier for you to determine if Baron Funds continues to be an attractive investment for you and your family. We want to thank you for choosing to join us as fellow Baron Funds' shareholders. We will continue to work hard to justify your confidence. Again, thank you for your continued strong support and interest.

Sincerely,



/s/ Ronald Baron
-----------------------
    Ronald Baron
    Chairman and CEO
    January 24, 2003


                                                   NOT A PART OF THE PROSPECTUS

Percentage of holdings in each portfolio as of December 31, 2002*:

                                                                                                           Baron
                                                                                  Baron        Baron       Small          Baron
                                                                                  Asset       Growth        Cap       iOpportunity
                                                                                   Fund        Fund         Fund          Fund
Apollo Group, Inc.                                                                10.0%        1.3%         2.8%          0.0%
Krispy Kreme Doughnuts, Inc.                                                       0.6%        3.1%         2.6%          0.0%
ChoicePoint, Inc.                                                                 11.0%        3.8%         3.8%          2.8%
Four Seasons Hotels, Inc.                                                          0.5%        2.6%         0.0%          0.0%
Charles Schwab Corp.                                                               8.0%        0.0%         0.0%          1.7%
Robert Half International, Inc.                                                    3.4%        0.5%         0.0%          0.0%
DeVry, Inc.                                                                        2.6%        0.7%         0.0%          0.0%
Wynn Resorts, Ltd.                                                                 1.6%        2.3%         0.9%          0.0%
Extended Stay of America, Inc.                                                     0.6%        2.1%         0.0%          0.0%
Polo Ralph Lauren, Corp.                                                           4.7%        0.6%         0.0%          0.0%
The Cheesecake Factory, Inc.                                                       0.4%        1.6%         1.5%          0.0%
Ethan Allen Interiors, Inc.                                                        2.8%        1.7%         0.0%          0.0%
Manor Care, Inc.                                                                   1.9%        2.5%         0.0%          0.0%
Vail Resorts, Inc.                                                                 7.0%        1.3%         0.0%          0.0%
Weight Watchers International, Inc.                                                0.9%        0.8%         2.5%          0.0%



3 Year Average Turnovers for the Funds as of December 31, 2002:

Baron Asset Fund           4.38%    Baron Small Cap Fund                  55.08%
Baron Growth Fund         29.53%    Baron iOpportunity Fund**            100.32%


As of November 30, 2002, there are 1397 small to mid-cap growth mutual funds in the Morningstar universe. According to Morningstar, as of November 30, 2002, the average turnover rate of the 1120 small growth and mid-cap growth mutual funds that disclose their data is 140%.

---------------
 * Portfolios are current at the time of printing but are subject to change. ** Average since inception 02/29/00.


NOT A PART OF THE PROSPECTUS

BARON ASSET FUND
BARON GROWTH FUND
BARON SMALL CAP FUND
BARON iOPPORTUNITY FUND

767 Fifth Avenue
New York, New York 10153
1-800-99-BARON
212-583-2100

















This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the Commission has approved or disapproved them or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

January 24, 2003

                                                                 PROSPECTUS o 1

TABLE OF CONTENTS

---------------------------------------------------------------------------------------------
Information about     Investment Goals, Strategies and Risks  . . . . . . . . . . . . . . . 3

the Funds             Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

                      Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

                      Financial Highlights  . . . . . . . . . . . . . . . . . . . . . . . .11

                      Other Investment Strategies . . . . . . . . . . . . . . . . . . . . .15

                      Management of the Funds . . . . . . . . . . . . . . . . . . . . . . .17

---------------------------------------------------------------------------------------------
Information           How Your Shares are Priced  . . . . . . . . . . . . . . . . . . . . .18

about your            How to Purchase Shares  . . . . . . . . . . . . . . . . . . . . . . .19

investment            How to Redeem Shares  . . . . . . . . . . . . . . . . . . . . . . . .20

                      Distributions and Taxes . . . . . . . . . . . . . . . . . . . . . . .23

                      General Information . . . . . . . . . . . . . . . . . . . . . . . . .24

---------------------------------------------------------------------------------------------
More Information      Back Cover


2 o PROSPECTUS

INFORMATION ABOUT THE FUNDS
INVESTMENT GOALS AND STRATEGIES

WHAT ARE THE INVESTMENT GOALS OF THE FUNDS?

BARON ASSET FUND         capital appreciation through long-term investments in
                         securities of small and medium sized companies with
                         undervalued assets or favorable growth prospects

BARON GROWTH FUND        capital appreciation through long-term investments
                         primarily in the securities of small growth companies

BARON SMALL CAP FUND     capital appreciation through investments primarily in
                         securities of small companies

BARON  iOPPORTUNITY      capital appreciation through investments in growth
FUND                     business that benefit from technology advances


WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUNDS?

In making investment decisions for the Funds, the Adviser seeks securities that the Adviser believes have:

1. favorable price to value characteristics based on the Adviser's assessment of their prospects for future growth and profitability.

2. the potential to increase in value at least 50% over two subsequent years.

Investment decisions are made by the Funds' investment adviser, BAMCO, Inc. (the "Adviser"). The Adviser seeks investments supported by long term demographic, economic and societal "mega-trends." Among the industries that the Adviser believes will benefit from long lasting "mega-trends" are education, due to increased knowledge requirements in an information based- economy; healthcare, due to the aging of America; products and services for the large baby-boomer and echo-boomer (their children) segments of our population; communication businesses, due to rapidly increasing demand for bandwidth; and businesses able to establish long term competitive advantage through the use of the Internet. The Adviser thoroughly researches the companies in which the Funds invest. The Adviser's research process includes visits and interviews by the Adviser with company managements, their major competitors, and, often, their customers. The Adviser looks for the ability of a company to grow its business substantially within a four to five year period; special business niches that create unusually favorable business opportunities; sustainable barriers to competition; and strong management capabilities. The Adviser seeks to purchase these companies at what it perceives are attractive prices relative to projected future cash

                                                                 PROSPECTUS o 3
flows and asset values, before the companies' long-term business prospects are appreciated by other investors. There is no assurance that the Funds will meet their investment goals. The Funds may take large positions in the companies in which the Adviser has the greatest conviction. The Funds have a long term outlook. The Funds are designed for long-term investors, not for investors who intend to sell after a short period of time.

BARON ASSET FUND invests primarily in common stocks of small and medium sized companies selected for their capital appreciation potential.

BARON GROWTH FUND invests primarily in common stocks of smaller growth companies selected for their capital appreciation potential.

BARON SMALL CAP FUND invests primarily in common stocks selected for their capital appreciation potential. At least 80% of the Fund's total assets are invested in the securities of smaller companies based on the market size of the investment at the time of purchase.

A small sized company is defined as having a market value of under $2.5 billion.

BARON iOPPORTUNITY FUND invests primarily in common stocks of growth businesses selected for their capital appreciation potential. The Fund seeks investments in companies that the Adviser believes have growth opportunities, that result from the rapidly changing information technology environment, including the Internet. The Adviser seeks to invest in both new emerging companies and more mature "bricks and mortar" businesses which the Adviser believes have significant, sustainable, growth opportunities. These investments, as with investments for the other Baron Funds, will be purchased at prices the Adviser deems attractive based on the Adviser's projected cash flows and/or customer and asset valuations within a reasonable time period. At least 80% of the Fund's total assets are invested in securities of companies that have Internet-related and investment technology growth opportunities.

WHAT KINDS OF SECURITIES DO THE FUNDS BUY?

The Funds invest primarily in common stocks but may also invest in other equity-type securities such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks. Securities are selected for their capital appreciation potential, and investment income is not a consideration.

BARON ASSET FUND invests primarily in small and medium sized growth companies with market capitalizations of approximately $500 million to $5 billion. BARON GROWTH FUND and BARON SMALL CAP FUND invest primarily in small sized companies with market values under $2.5 billion. These Funds will not sell positions just because their market values have increased. The Funds will add to positions in a company even though its market capitalization has increased through appreciation beyond the limits stated, if, in the Adviser's judgment, the company is still an attractive investment. BARON iOPPORTUNITY FUND invests in companies of all sizes with Internet and information technology related growth opportunities.


4 o PROSPECTUS

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

GENERAL STOCK MARKET RISK The Funds' principal risks are those of investing in the stock market. The value of your investment in a Fund will increase as the stock market prices of the securities owned by the Fund increase and will decrease as the Fund's investments decrease in market value. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer, such as political, economic or general market conditions. Because the stock values fluctuate, when you sell your investment you may receive more or less money than you originally invested.

SMALL AND MEDIUM SIZED COMPANIES The Adviser believes there is more potential for capital appreciation in smaller companies but there also may be more risk. Securities of smaller companies may not be well known to most investors and the securities may be thinly traded. Smaller company securities may fluctuate in price more widely than the stock market generally and they may be more difficult to sell during market downturns. There is more reliance on the skills of a company's management and on their continued tenure. This investment approach requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

LARGE POSITIONS Even though the Funds are diversified, the Funds may establish significant positions in companies in which the Adviser has the greatest conviction. If the stock price of one or more of those companies should decrease, it would have a big impact on the Fund's net asset value. These large positions may represent a significant part of a company's outstanding stock, and sales by the Funds could adversely affect stock prices. The Fund's returns may be more volatile than those of a less concentrated portfolio.

LONG TERM OUTLOOK AND PROJECTIONS The Funds are designed for long-term investors who are willing to hold investments for a substantial period of time. The cash flows and valuations that the Adviser projects for a company may not be achieved, which would negatively impact the stock market price of that company.

INTERNET AND INFORMATION TECHNOLOGY Internet-related and information technology companies as well as companies propelled by new technologies may present the risk of rapid change and product obsolescence and their successes may be difficult to predict for the long term. Some Internet-related companies may be newly formed and have limited operating history and experience. Internet-
related companies may also be adversely affected by changes in governmental policies, competitive pressures, and changing demand. The securities of these companies may also experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in the company's fundamentals or economic conditions.


                                                                 PROSPECTUS o 5

PERFORMANCE

The information below shows the Funds' annual returns and their long term performance. The information provides some indications of the risks of investing in the Funds. The bar charts show you how the performance for each Fund has varied from year to year. The tables compare the performance of the Funds over time to relevant indexes. How the Funds have performed in the past is not necessarily an indication of how they will perform in the future. The annual report contains additional performance information which is available upon request without charge by writing or calling the Funds at the address and telephone number set forth on the back of this Prospectus.

BARON ASSET FUND

Annual returns for periods ended 12/31 of each year

                                  [BAR GRAPH]

   1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
   23.5   7.4    35.3   22.0   33.9   4.3    16.3   0.4   -10.1  -20.0

Best Quarter:  12/31/98:  26.6%
Worst Quarter: 09/30/98: -23.4%


BARON GROWTH FUND

Annual returns for periods ended 12/31 of each year

                                  [BAR GRAPH]

         1995   1996   1997   1998   1999   2000   2001   2002
         ----   ----   ----   ----   ----   ----   ----   ----
         52.5   27.7   31.1   0.1    44.7   -4.6   12.7  -12.3

Best Quarter:  12/31/99:  23.9%
Worst Quarter: 09/30/98: -22.1%


6 o PROSPECTUS

BARON SMALL CAP FUND

Annual returns for periods ended 12/31 of each year

                                  [BAR GRAPH]

                  1998      1999      2000      2001      2002
                  ----      ----      ----      ----      ----
                   2.2      70.8     -17.5       5.2      -9.7

Best Quarter:  12/31/99:  34.6 %
Worst Quarter: 09/30/98: -28.1%


BARON iOPPORTUNITY FUND

Annual returns for periods ended 12/31 of each year

                                  [BAR GRAPH]

                                2001      2002
                                ----      ----
                                -3.6      -29.0

Best Quarter:  12/31/01:  43.3%
Worst Quarter: 09/30/01: -37.9%


AVERAGE ANNUAL TOTAL RETURNS (For periods ended 12/31/02)

The following table shows the Funds' average annual returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2002. The index information is intended to permit you to compare each Fund's performance to a broad measure of market performance. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in a Fund. A Fund's "Return after taxes on distributions" shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. A Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of

                                                                 PROSPECTUS o 7

Fund shares" is greater that the "Return before taxes" because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      SINCE
                                                                                    1 YEAR     5 YEARS    10 YEARS    INCEPTION
-------------------------------------------------------------------------------------------------------------------------------
BARON ASSET FUND
-------------------------------------------------------------------------------------------------------------------------------
Return before taxes                                                                 -19.99%     -2.63%      9.87%      11.61%
-------------------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions                                                 -20.51%     -3.42%      9.20%      10.77%
-------------------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions & sale of Fund shares                           -11.77%     -1.95%      8.39%       9.98%
-------------------------------------------------------------------------------------------------------------------------------
Russell 2000 (reflects no deductions for fees expenses or taxes)                    -20.48%     -1.36%      7.15%       7.35%
-------------------------------------------------------------------------------------------------------------------------------
Russell 2500 (reflects no deductions for fees expenses or taxes)                    -17.79%      1.57%      9.28%       9.46%
-------------------------------------------------------------------------------------------------------------------------------
BARON GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------
Return before taxes                                                                 -12.29%      6.43%                 16.90%
-------------------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions                                                 -12.29%      5.43%                 16.07%
-------------------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions & sale of Fund shares                            -7.55%      5.19%                 14.51%
-------------------------------------------------------------------------------------------------------------------------------
Russell 2000 (reflects no deductions for fees expenses or taxes)                    -20.48%     -1.36%                  6.93%
-------------------------------------------------------------------------------------------------------------------------------
BARON SMALL CAP FUND
-------------------------------------------------------------------------------------------------------------------------------
Return before taxes                                                                  -9.66%      6.47%                  6.77%
-------------------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions                                                 -10.15%      6.24%                  6.56%
-------------------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions & sale of Fund shares                            -5.46%      5.31%                  5.57%
-------------------------------------------------------------------------------------------------------------------------------
Russell 2000 (reflects no deductions for fees expenses or taxes)                    -20.48%     -1.36%                 -1.93%
-------------------------------------------------------------------------------------------------------------------------------
Baron i Opportunity Fund
-------------------------------------------------------------------------------------------------------------------------------
Return before taxes                                                                 -29.01%                           -26.53%
-------------------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions                                                 -29.01%                           -26.57%
-------------------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions & sale of Fund shares                           -17.81%                           -19.87%
-------------------------------------------------------------------------------------------------------------------------------
Nasdaq Composite (reflects no deductions for fees expenses or taxes)                -31.53%                           -35.79%
-------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Internet Index (reflects no deductions for fees expenses or taxes)   -42.86%                           -60.84%
-------------------------------------------------------------------------------------------------------------------------------


8 o PROSPECTUS

The Russell 2000 is a widely recognized unmanaged index of smaller companies. The Russell 2500 is an unmanaged index of small to medium companies. The Nasdaq Composite is an unmanaged index that tracks the performance of market- value weighted common stocks listed on Nasdaq. The Morgan Stanley Internet Index is an unmanaged index of actively traded, high market cap Internet stocks.

FUND EXPENSES The table below describes the fees and expenses that you would pay if you buy and hold shares of the Funds.

Annual Fund Operating Expenses
(Expenses that are deducted from a Fund's assets)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      TOTAL ANNUAL
                                                                 MANAGEMENT       DISTRIBUTION         OTHER         FUND OPERATING
                                                                    FEE           (12B-1) FEE         EXPENSES          EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
 Baron Asset Fund                                                   1.0%             0.25%             0.10%             1.35%
-----------------------------------------------------------------------------------------------------------------------------------
 Baron Growth Fund                                                  1.0%             0.25%             0.10%             1.35%
-----------------------------------------------------------------------------------------------------------------------------------
 Baron Small Cap Fund                                               1.0%             0.25%             0.11%             1.36%
-----------------------------------------------------------------------------------------------------------------------------------
 Baron iOpportunity Fund                                            1.0%             0.25%             0.25%             1.50%*
-----------------------------------------------------------------------------------------------------------------------------------


* The Adviser has contractually agreed to reimburse certain expenses of the Fund so that its total operating expenses are limited to 1.5% of average net assets. The advisory contract is renewable annually.

Baron iOpportunity Fund imposes a short-term trading fee of 1% on redemptions of shares held for less than 6 months.


                                                                 PROSPECTUS o 9

EXAMPLE

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------
YEAR                                  1                3               5                10
-----------------------------------------------------------------------------------------------
BARON ASSET FUND                     $137            $428             $739            $1,624
-----------------------------------------------------------------------------------------------
BARON GROWTH FUND                    $137            $428             $739            $1,624
-----------------------------------------------------------------------------------------------
BARON SMALL CAP FUND                 $138            $431             $745            $1,635
-----------------------------------------------------------------------------------------------
BARON iOPPORTUNITY FUND              $153            $474             $818            $1,791
-----------------------------------------------------------------------------------------------

There are additional charges if you have retirement accounts and wire transfers. You also may purchase and redeem your shares through broker-dealers or others who may charge a commission or other transaction fee for their services. (See "How to Purchase Shares" and "How to Redeem Shares".)

The 12b-1 fee is paid to Baron Capital, Inc. for shareholder and distribution services. Because the fees are paid out of the Funds' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.


10 o PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. The "total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

BARON ASSET FUND

Year Ended September 30
                                                     2002         2001        2000         1999        1998
Net Asset Value, Beginning of Year                 $ 40.22      $ 63.35     $ 51.57      $ 39.96     $ 47.43
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                         (0.55)       (0.65)      (0.76)       (0.30)       0.05
Net Realized and Unrealized Gains (Losses)
 on Investments                                       0.05       (17.87)      12.53        11.94       (7.52)
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     (0.50)      (18.52)      11.77        11.64       (7.47)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                  0.00         0.00        0.00        (0.04)       0.00
Distributions from Net Realized Gains                (4.07)       (4.61)       0.00         0.00        0.00
------------------------------------------------------------------------------------------------------------
Total Distributions                                  (4.07)       (4.61)       0.00        (0.04)       0.00
------------------------------------------------------------------------------------------------------------
Capital Contribution                                  0.00         0.00        0.01         0.01        0.00
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $ 35.65      $ 40.22     $ 63.35      $ 51.57     $ 39.96
============================================================================================================
TOTAL RETURN                                         (2.5%)      (31.2%)     22.8%#        29.2%*     (15.7%)
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year             $2,055.2     $2,692.3    $4,917.4     $5,863.1    $4,410.5
Ratio of Total Expenses to Average Net Assets        1.35%        1.37%       1.36%        1.31%       1.32%
Less: Ratio of Interest Expense to Average
 Net Assets                                         (0.02%)      (0.01%)     (0.03%)       0.00%       0.00%
------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net
 Assets                                              1.33%        1.36%       1.33%        1.31%       1.32%
============================================================================================================
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                 (1.16%)      (1.14%)     (1.09%)      (0.57%)      0.11%
Portfolio Turnover Rate                              6.01%        4.33%       2.51%       15.64%      23.43%
------------------------------------------------------------------------------------------------------------

# Had the adviser not made a capital contribution, the Fund's performance would have been reduced by 0.02%.
* Had the adviser not made a capital contribution, the Fund's performance would have been reduced by 0.03%.


                                                                PROSPECTUS o 11

BARON GROWTH FUND

Year Ended September 30
                                                     2002         2001        2000         1999        1998
Net Asset Value, Beginning of Year                 $ 27.18     $  32.26     $ 29.06     $  20.32     $ 24.89
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                         (0.23)       (0.22)      (0.26)       (0.04)       0.06
Net Realized and Unrealized Gains (Losses) on
 Investments                                          1.65        (1.67)       5.34         8.82       (4.56)
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.42        (1.89)       5.08         8.78       (4.50)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                  0.00         0.00        0.00        (0.04)      (0.02)
Distributions from Net Realized Gains                (1.64)       (3.19)      (1.88)        0.00       (0.05)
------------------------------------------------------------------------------------------------------------
Total Distributions                                  (1.64)       (3.19)      (1.88)       (0.04)      (0.07)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $ 26.96     $  27.18     $ 32.26     $  29.06     $ 20.32
============================================================================================================
TOTAL RETURN                                          5.0%        (6.1%)      18.6%        43.2%      (18.1%)
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year             $1,030.3     $  512.3     $ 533.4     $  439.4     $ 315.6
Ratio of Total Expenses to Average Net Assets        1.35%        1.36%       1.36%        1.40%       1.43%
Less: Ratio of Interest Expense to Average
 Net Assets                                          0.00%        0.00%       0.00%       (0.03%)     (0.06%)
------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net
 Assets                                              1.35%        1.36%       1.36%        1.37%       1.37%
============================================================================================================
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                 (1.02%)      (0.79%)     (0.78%)      (0.20%)      0.21%
Portfolio Turnover Rate                             18.31%       34.94%      39.00%       53.36%      40.38%
------------------------------------------------------------------------------------------------------------


12 o PROSPECTUS

BARON SMALL CAP FUND

Year Ended September 30
                                                                            2002        2001         2000        1999       1998*
Net Asset Value, Beginning of Year                                         $12.69       $16.05      $13.37        $8.61     $10.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                         (0.14)       (0.11)      (0.16)       (0.10)     (0.02)
Net Realized and Unrealized Gains (Losses) on Investments                    1.18        (2.87)       2.84         4.86      (1.37)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                             1.04        (2.98)       2.68         4.76      (1.39)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                         0.00         0.00        0.00         0.00       0.00
Distributions from Net Realized Gains                                        0.00        (0.38)       0.00         0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                          0.00        (0.38)       0.00         0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                               $13.73       $12.69      $16.05       $13.37      $8.61
===================================================================================================================================
TOTAL RETURN                                                                 8.2%       (18.8%)      20.0%        55.3%      13.9%)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year                                      $719.1       $585.9      $879.5       $715.7     $403.7
Ratio of Total Expenses to Average Net Assets                               1.36%        1.35%       1.33%        1.34%      1.39%
Ratio of Net Investment Loss to Average Net Assets                         (0.97%)      (0.68%)     (0.90%)      (0.99%)    (0.20%)
Portfolio Turnover Rate                                                    55.07%       55.77%      53.18%       42.69%     59.68%
-----------------------------------------------------------------------------------------------------------------------------------

* For the period of October 1, 1997 (Commencement of Operations) to September 30, 1998.


                                                                PROSPECTUS o 13

BARON iOPPORTUNITY FUND

Year Ended September 30
                                                                                              2002            2001           2000^
Net Asset Value, Beginning of Year                                                         $  4.09          $ 8.76         $ 10.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                                                 (0.06)          (0.05)           0.03
Net Realized and Unrealized Losses on Investments                                            (0.40)          (4.59)          (1.28)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                             (0.46)          (4.64)          (1.25)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                                          0.00           (0.03)           0.00
Distributions from Net Realized Gains                                                         0.00            0.00            0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                           0.00           (0.03)           0.00
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fees Added to Paid In Capital                                                      0.00*           0.00*           0.01
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                                               $  3.63          $ 4.09          $ 8.76
===================================================================================================================================
TOTAL RETURN +                                                                              (11.2%)         (53.1%)         (12.4%)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year                                                      $  57.5          $ 73.7         $ 188.2
Ratio of Total Expenses to Average Net Assets                                                1.65%           1.55%           1.53%*
Less: Expense Reimbursement by Investment Adviser                                           (0.15%)         (0.05%)         (0.03%)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Expenses to Average Net Assets                                                  1.50%           1.50%           1.50%*
===================================================================================================================================
Ratio of Net Investment Income (Loss) to Average Net Assets                                 (1.20%)         (0.75%)          0.46%*
Portfolio Turnover Rate                                                                     96.41%         123.30%          31.47%
-----------------------------------------------------------------------------------------------------------------------------------

^ For the Period February 29, 2000 (Commencement of Operations) to September 30, 2000.
*   Less than $.01 per share.
**  Annualized.
+ The total returns would have been lower had certain expenses not been reduced during the periods shown.


14 o PROSPECTUS

OTHER INVESTMENT STRATEGIES

WHAT ARE SOME OF THE OTHER INVESTMENTS THE FUNDS MAKE?

CASH POSITION When the Adviser determines that opportunities for profitable investments are limited or that adverse market conditions exist, all or a portion of the Funds' assets may be invested in cash or cash equivalents such as money market instruments, which include U.S. Government securities, certificates of deposit, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements. When a Fund's investments in cash or similar investments increase, its investment objectives may not be achieved. BARON ASSET FUND may borrow up to 5% of its net assets for extraordinary or emergency temporary investment purposes or to meet redemption requests which might otherwise require an untimely sale of portfolio securities. BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND may borrow up to 30% of the value of their respective total assets, including the amount borrowed, as of the time the borrowing is made for temporary, emergency or other purposes.

DEBT SECURITIES The Funds may invest in debt securities which may include notes, bonds, debentures and money market instruments. Debt securities represent an obligation of the issuer to repay a loan of money to it, often with interest. The debt securities in which the Funds may invest include rated and unrated securities and convertible instruments. There is no minimum rating for the debt securities that may be purchased for those Funds. The Funds rely on the Adviser's assessment of the issuer's securities and do not use independent ratings organizations.

ILLIQUID SECURITIES BARON ASSET FUND may invest up to 10%, and BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND may invest up to 15%, of their respective net assets in securities that are illiquid. An illiquid security is one that cannot be disposed of in the ordinary course of business within seven days.

SPECIAL SITUATIONS The Funds may invest in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a company will be recognized and appreciate in value due to a specific anticipated development at that company. Such developments might include a new product, a management change, an acquisition or a technological advancement.

FOREIGN SECURITIES The Funds may invest without limitation in the securities of foreign issuers in U.S. denominated form known as American Depository Receipts. They may also invest in foreign denominated form (Global Depository Receipts or European Depository Receipts), up to 10% of the respective total assets of BARON ASSET FUND, BARON GROWTH FUND and BARON SMALL CAP FUND and up to 25% of the total assets of BARON iOPPORTUNITY FUND.

OPTIONS AND DERIVATIVES BARON ASSET FUND may write (sell) covered call options or purchase put options on equity and/or debt securities. BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND may write (sell) put options and covered call options and purchase put and call options on equity


                                                                PROSPECTUS o 15
and/or debt securities. A call option gives the purchaser of the options the right to buy, and when exercised obligates the writer to sell, the underlying security at the exercise price. A put option gives the purchaser of the option the right to sell, and when exercised obligates the writer to buy, the underlying security at the exercise price. The options may be listed or over-the-counter. The Funds may also enter into equity swap agreements and other derivative investments.

OTHER STRATEGIES The Funds have additional investment strategies and restrictions that govern their activities. For a list of these restrictions and more information about the investment strategies, please see the section "Investment Goals, Strategies and Risks" in the Statement of Additional Information. Those that are identified as "fundamental" may only be changed with shareholder approval, while the others may be changed by the Board of Trustees.

WHAT ARE SOME ADDITIONAL RISK FACTORS?

OPTIONS AND DERIVATIVES Options may fail as hedging techniques in cases where the price movements of the securities underlying the options do not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options and derivatives depend on the Adviser's ability to anticipate correctly the direction of stock prices, interest rates, and other economic factors. Options may lose all their value in a relatively short period of time. The dealer who takes the other side of a derivative transaction could fail. Where a liquid secondary market does not exist, the Fund would likely be unable to control losses by closing its position.

DEBT SECURITIES Lower rated securities may have a higher yield, and the potential for a greater return than investment grade securities, but may also have more risk. Lower rated securities are generally meant for longer-term investing and may be subject to certain risks with respect to the issuing entity and to market fluctuations. See the Statement of Additional Information for more information. The Adviser will also evaluate the securities and the ability of the issuers to pay interest and principal. With lower rated debt securities, a Fund's ability to achieve its investment objective may be more dependent on the Adviser's credit analysis than might be the case with higher rated securities. The market price and yield of lower rated securities are generally more volatile than those of higher rated securities. Factors adversely affecting the market price and yield of these securities will adversely affect the Fund's net asset value. The trading market for these securities may be less liquid than that of higher rated securities. Companies that issue lower rated securities may be highly leveraged or may have unstable earnings, and consequently the risk of the investment in the securities of such issuers may be greater than with higher rated securities.

The interest bearing features of debt securities carry a promise of income flow, but the price of the securities are inversely affected by changes in interest rates and are therefore subject to the risk of market price fluctuations. The market values of debt securities may also be affected by changes in the credit ratings or financial condition of the issuers.

FOREIGN SECURITIES Investments in foreign securities may have greater risks than investments in domestic securities and such risks may be unrelated to the price of the security.

16 o PROSPECTUS

Such risks include currency exchange risks, as the value of local currency relates to the U.S. dollar. The value of a foreign security may be worth less in U.S. Dollars even if the security increases in value in its own country due to declines in exchange rates or changes in U.S. or foreign laws. Foreign investments are also subject to political and economic risks, particularly in countries with unstable governments, different legal systems, and limited industries. In some countries there may be the risk of governments seizing the assets or operations of a company. Further, there may be less governmental supervision of foreign markets, including non-standardized financial reporting and less publicly available information. There is also the risk that the foreign securities may be less liquid, there may be delays in settlement of purchase and sale transactions, and there may not be adequate protection to ensure the other side will complete a transaction.

CONVERTIBLE SECURITIES Since convertible securities combine the investment characteristics of both bonds and common stocks, the Funds' convertible securities investments absorb the market risks of both stocks and bonds. The combination does, however, make the investment less sensitive to interest rate changes than straight bonds of comparable maturity and quality and usually less volatile than common stocks. Because of these factors, convertible securities are likely to perform differently than broadly-based measures of the stock and bond markets.

BORROWINGS To the extent a Fund borrows, it must maintain continuous asset coverage of 300% of the amount borrowed. Such borrowing has special risks. Any amount borrowed will be subject to interest costs that may or may not exceed the appreciation of the securities purchased.

ILLIQUID SECURITIES The absence of a trading market could make it difficult to ascertain a market value for illiquid positions. A Fund's net asset value could be adversely affected if there were no ready buyer at an acceptable price at the time the Fund decided to sell. Time-consuming negotiations and expenses could occur in disposing of the shares.

SPECIAL SITUATIONS Investments in special situations have the risk that the anticipated development does not occur or does not attract the expected attention.

MANAGEMENT OF THE FUNDS

The Board of Trustees oversees the management of the Funds. A list of the Board members and the Funds' officers may be found in the Statement of Additional Information. BAMCO, Inc., the Adviser, is located at 767 Fifth Avenue, New York, New York 10153, and is responsible for portfolio management. It is a subsidiary of Baron Capital Group, Inc. ("BCG"). Baron Capital, Inc. ("Baron Capital"), a registered broker-dealer and the distributor of the shares of the Funds, is also a subsidiary of BCG.

Ronald Baron is the founder, chief executive officer and chairman of the Adviser and BCG (and its subsidiaries) and is the principal owner of BCG. Morty Schaja is the president and chief operating officer of the Adviser and BCG (and its subsidiaries) and has been with the Adviser and BCG since 1991.


                                                                PROSPECTUS o 17

Mr. Baron has been the portfolio manager of BARON ASSET FUND and BARON GROWTH FUND since their inception. He has managed money for others since 1975. Cliff Greenberg has been the portfolio manager of BARON SMALL CAP FUND since its inception. Mr. Greenberg joined Baron Funds in January of 1997. He was a general partner and portfolio manager at HPB Associates, L.P., an investment partnership from January 1990 until he joined Baron Funds. BARON iOPPORTUNITY FUND is managed by Mitch Rubin. Mr. Rubin has worked at Baron Funds as an analyst for 5 years and was an assistant portfolio manager of BARON GROWTH FUND for one year. Before that he was an analyst at a large brokerage firm. Each of the portfolio managers named above may serve as portfolio managers or analysts for other products offered by affiliates that could conflict with their responsibilities to the Funds for which they are portfolio managers. The Adviser also keeps the books of account of each Fund, and calculates daily the income and net asset value per share of each Fund. For its services, the Adviser receives a fee payable monthly from the assets of each Fund equal to 1% per annum of each Fund's respective average daily net asset value.

Brokerage transactions for the Funds in exchange-listed securities or for transactions executed through ECNs are executed primarily by or through the Adviser's affiliate, Baron Capital, when consistent with trying to obtain the best execution for the Funds. Baron Capital is a registered broker-dealer and a member of the NASD. Please see the Statement of Additional Information for more information about trade executions.

12b-1 Plan

The Funds have adopted a plan under rule 12b-1 that allows the Funds to pay distribution fees for the sale and distribution of their shares and for services provided to shareholders. Because the fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The 12b-1 plan authorizes the Funds to pay Baron Capital a distribution fee equal on an annual basis to 0.25% of each Fund's average daily net assets. See the Statement of Additional Information for a more detailed listing of the expenses covered by the Distribution Plan.

INFORMATION ABOUT YOUR INVESTMENT

HOW YOUR SHARES ARE PRICED

The purchase or sale price for your shares is the particular Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading of the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the Exchange is open. Your purchase or sale will be priced at the next NAV calculated after your order is accepted by the Baron Funds' transfer agent. If you purchase or sell shares through a brokerage firm, bank or other financial institution, your transaction will receive the NAV next calculated after the financial institution receives your order. The Funds have agreements with certain financial institutions which authorize the financial institutions to accept orders or designate third parties to accept orders on behalf of the Funds. If you place your order through these authorized financial institutions, the order will be considered received when the authorized

18 o PROSPECTUS
party accepts the order. Those orders will receive the NAV next computed after acceptance of the order by the authorized institution or its agent. The Funds' investments are valued based on the last sale price or where market quotations are not readily available, based on fair value as determined by the Adviser, using procedures established by the Board of Trustees. The Funds may change the time at which orders are priced if the Exchange closes at a different time or an emergency exists.

HOW TO PURCHASE SHARES

You may purchase shares of the Funds directly without paying a sales charge. An application is included with this prospectus. Special applications are available to open individual retirement accounts ("IRAs"). The minimum initial investment is $2,000 per Fund unless you choose to invest through the Baron InvestPlan (see page 20). There is no minimum for subsequent purchases except for purchases made through the Funds' website (See pg. 23). The Funds may reject any proposed purchase. If the Funds identify short term traders, the Funds will reject their proposed purchases.

At present, the Funds are offered and sold only to persons residing in the United States or Puerto Rico. Please call the Funds' transfer agent at 1-800-442-3814, if you have any questions.

You may invest or add to your account using any of the following methods:

BY MAIL

TO OPEN A NEW ACCOUNT send your signed application form with your check payable to BARON FUNDS to:

            Baron Funds
            P.O. Box 219946
            Kansas City, MO 64121-9946

Please make sure you indicate how much money you want invested in each Fund. Checks must be payable in U.S. dollars and must be drawn on a U.S. bank. Third party checks, credit cards and cash will not be accepted. For IRA accounts, please specify the year for which the contribution is made. If no year is specified it will be applied as a current year contribution.

WHEN ADDING TO YOUR ACCOUNT complete the additional investment form provided at the bottom of your account statement or purchase confirmation. If you do not have that form, write a note indicating in which Baron Fund the investment should go and the account number. Send it to the address above.

BY WIRE

You can make your initial or additional investments in the Funds by wire. To do so: (1) contact the Funds' transfer agent, DST Systems, Inc., at 1-800-442- 3814 to obtain an account number. (2) Complete and sign the application form and mail it to Baron Funds, P.O. Box 219946, Kansas City, MO 64121-9946. (3) Instruct your bank to wire funds to the United

                                                                PROSPECTUS o 19

Missouri Bank of Kansas City, N.A., ABA No. 1010-0069-5, Account No. 98-7037-101-4. (4) Be sure to specify the following information in the wire: (a) Fund you are buying, (b) your account number, (c) your name, and (d) your wire number.

Please be sure to include your name and account number. The Fund is not responsible for delays in the wiring process.

BY TELEPHONE

Once your account is open you may add to your investment by telephone and exchange among the Baron Funds if you have elected that option on the application. By choosing this option you authorize Baron Funds to draw on your bank account. Please note that your accounts must be identically registered. To add this option to your account, call 1-800-442-3814 for the forms.

BY INTERNET

You may open a new account through the Baron Funds website by going to www.BaronFunds.com and clicking on "Account Status." For important information about Internet purchases see "Special Information about Baron Funds Website" on page 23 of this prospectus. You may add to an existing account through the Baron Funds Website by going to www.BaronFunds.com and clicking on "Account Status." You must have ACH instructions on your account in order to make online purchases.

BARON INVESTPLAN

Baron InvestPlan is an automatic investment plan offered by the Funds. The minimum initial investment is $500 with monthly investments of as little as $50 automatically invested from your checking account. To enroll in the Baron InvestPlan, complete the Enrollment Form (available by calling 1-800-99- BARON), attach a voided check and mail them to Baron Funds, P.O. Box 219946, Kansas City, MO 64121-9946.

THROUGH BROKER-DEALERS

You may purchase shares of the Funds through a broker-dealer or other financial institution that may charge a transaction fee. If you purchase the shares directly from the Funds, no transaction fee is charged. The Funds also participate in no transaction fee programs with many national brokerage firms.

HOW TO REDEEM SHARES

You may redeem your shares of the Funds by any of the methods described below. If you are selling shares in an IRA account please read the information in the IRA kit. Redemptions will not be made until all of the requirements for redemption are met. Redemptions are priced at the next NAV calculated after your redemption request is received in proper form. If you have recently purchased shares your redemption request may not be honored until the purchase check has cleared your bank, which generally occurs within fifteen calendar days.


20 o PROSPECTUS

BY MAIL

Write a letter that includes the following information: the name of the registered owner(s) of the account, the name of the Fund, the number of shares or dollar amount to be redeemed, and the account number. The letter must be signed in exactly the same way the account is registered, including the signature of each joint owner, if applicable. Mail the request to the transfer agent at Baron Funds, P.O. Box 219946, Kansas City, MO 64121-9946.

A signature guarantee is required for redemptions of more than $50,000 in any quarter. See the "Special Information About Redemptions" section on page 22. Within three days after receipt of a redemption request by the transfer agent in proper form, the Fund will normally mail you the proceeds.

BY TELEPHONE

You are automatically granted the telephone redemption option when you open your account unless you decline the option on your account application or by calling 1-800-442-3814. Once made, your telephone request cannot be changed. The maximum amount that you may redeem by telephone in any quarter is $50,000 per Fund. You may receive the proceeds by any one of the following methods: (a) we will mail a check to the address to which your account is registered, (b) we will transmit the proceeds by electronic funds transfer to a previously designated bank account (usually a two banking day process), or (c) we will wire the proceeds to a pre-authorized bank account for a $10.00 fee which will be deducted from your redemption proceeds (usually a next banking day process).

The Funds have the right to refuse a telephone redemption if they believe it advisable to do so. You will be responsible for any fraudulent telephone order as long as the Funds and their transfer agent use reasonable procedures to confirm that telephone instructions are genuine.

BY BROKER-DEALER

You may redeem shares through broker-dealers or other institutions who may charge you a fee. The Funds may have special redemption procedures with certain broker-dealers.

SHORT-TERM TRADING FEE

BARON iOPPORTUNITY FUND imposes a short-term trading fee on redemptions and exchanges of shares held for less than six months. The fee is 1% of the redemption value and is deducted from the redemption proceeds. The Fund uses the "first-in, first-out" method to determine the holding period, so if you bought shares on different days, the shares purchased first will be redeemed first for determining whether the fee applies. The fee is retained by the Fund for the benefit of the remaining shareholders to offset the administrative costs associated with processing redemptions and exchanges and to offset the portfolio transaction costs and facilitate portfolio management.

The Fund will waive the fee for defined contribution plans. The Fund may waive the fee on redemptions if the Fund believes it is in the best interest of the Fund. Please check with your account representative before you purchase your shares to determine whether the fee waiver is applicable.


                                                                PROSPECTUS o 21

SPECIAL INFORMATION ABOUT REDEMPTIONS

If the amount to be redeemed in any quarter is greater than $50,000 per Fund, all of the signatures on a redemption request and/or certificate must be guaranteed. If you have changed your address within 30 days of a redemption request, a signature guarantee is required for any amount of redemption. A signature guarantee helps protect you and the Funds from fraud. You can obtain a signature guarantee from most securities firms or banks, but not from a notary public. If you are redeeming $50,000 or less per quarter per Fund, and if proceeds are sent to the address of record (which has not been changed within 30 days), no signature guarantee is required. For joint accounts, each signature must be guaranteed. Please call the transfer agent at 1-800-442-3814 if you are unsure of any of the requirements. Please remember that the Funds will not redeem your shares until the original letter of instruction with the signature guarantee in proper form has been received by the transfer agent.

Any Fund share certificates that have been issued must be returned with your redemption request. The transfer agent may require other documentation from corporations, trustees, executors, and others who hold shares on behalf of someone else. If you have any questions concerning the requirements, please call the transfer agent at 1-800-442-3814. Redemptions will not be made until all of the conditions, including receipt of all required documentation by the transfer agent, have been satisfied.

A redemption or exchange of Fund shares may generate a tax liability.

If you redeem more than $250,000 or 1% of the net asset value of a Fund during any 90-day period, that Fund has the right to pay the redemption price, either totally or partially, by a distribution of portfolio securities instead of cash.

If your account falls below $2,000 because of withdrawals, the Fund may ask you to increase your balance. If it is still below $2,000 after 60 days, the Fund may close your account and send you the proceeds.

The Funds may suspend the normal redemption process if trading on the New York Stock Exchange is suspended or if an emergency exists that reasonably precludes the valuation of the Funds' net assets.

HOW TO EXCHANGE SHARES

You may exchange all or a portion of your investment in one Baron Fund to another. You may exchange shares by mail, telephone or through the Baron Funds website. You must not have opted out of the telephone option to do an exchange online. Please see "Special Information about the Baron Funds Website" on page
23. Any new account established through an exchange will have the same privileges as your original account and will be subject to the same minimum investment requirements. There is currently no fee for an exchange. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered a sale for federal income tax purposes, for which you may realize a taxable gain or loss. Baron iOpportunity Fund imposes a short term trading fee on redemptions and exchanges of shares held less than six months. The Funds

22 o PROSPECTUS
reserve the right to cancel the exchange privilege of any investor who use the exchange privilege excessively (more than four times each year). The Funds may change or temporarily suspend the exchange privilege during unusual market conditions.

SPECIAL INFORMATION ABOUT THE BARON FUNDS WEBSITE

The Baron Funds website, www.BaronFunds.com allows you to check your Fund account balance and historical transactions and make purchases or exchanges of Fund shares. You are automatically granted the online transaction option unless you decline the option on your account application or by calling 1-800-442-3814. To conduct online transactions you must have telephone transaction privileges and bank instructions with respect to your account.

Payment for the purchase of Fund shares through the website may be made only through a debit of your bank account at a domestic bank that is a member of the Federal Reserve System.

The Funds impose a limit of $25,000 per initial purchase transaction through the website. Subsequent purchase transactions may be for up to $250,000 for Baron Asset Fund, Baron Growth Fund and Baron Small Cap Fund online. The purchases for Baron iOpportunity Fund may be for up to $100,000 online. The minimum initial investment is $2,000 per Fund. The minimum subsequent investment for subsequent purchases through the website is $10.

Redemptions can not be processed via the website for security purposes, however, shareholders have the option to redeem by telephone (maximums apply) or via mail.

Please be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the Funds' website for transactions is dependent on the Internet, equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their Distributor and Transfer Agent have established certain security measures, they cannot assure that inquiries, account information or trading activity will be completely secure. There may also be delays, malfunctions or other inconveniences or times when the website is not available for Fund transactions or other purposes. If this occurs, you should consider using other methods to purchase or exchange shares. The Funds, the Adviser, their Distributor or their Transfer Agent are not liable for any delays, malfunctions or unauthorized interception or access to communications or account information.

Neither the Funds, their Transfer Agent, Distributor or Adviser will be liable for any loss, liability, cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions.

DISTRIBUTIONS AND TAXES

Each Fund pays its shareholders dividends from its net investment income and distributes any net realized capital gains once each year. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no charges on reinvestments. After every distribution, the value of a share is automatically reduced by the amount of the distribution. If you elect not to reinvest and the postal or other delivery service is unable to deliver checks to

                                                                PROSPECTUS o 23
your address of record, your distribution will be reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

You are subject to federal income tax on Fund distributions, unless your investment is in an IRA or other tax-advantaged account. The tax status of any distribution is the same regardless of how long you have invested in the Fund and whether you reinvest your distributions or take them in cash. Income and short-term capital gain distributions are taxed at the ordinary income rate. Long-term capital gains distributions are taxed generally as capital gains. The tax status of the annual distribution will be detailed in an annual tax statement from the Fund. Distributions declared by the Fund may also be subject to state and local taxes. You should consult with your own tax adviser regarding your personal tax situation.

If you do not provide the Fund with your valid social security or taxpayer identification number, you will be subject to backup withholding for taxes.

GENERAL INFORMATION

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

The Bank of New York, 100 Church Street, New York, NY 10286 is the custodian for the Baron Funds' cash and securities. DST Systems, Inc. serves as transfer agent and dividend disbursing agent for the shares. They are not responsible for investment decisions for the Baron Funds.

SHAREHOLDER INFORMATION

If you have questions about your account or transactions please contact the transfer agent, DST Systems, Inc., P.O. Box 219946, Kansas City, MO 64121- 9946, or by telephone to 1-800-442-3814.

If you have questions about general Fund information please call the Baron Funds' office at 1-800-99-BARON or 212-583-2100.

As a Massachusetts business trust, annual shareholder meetings are not required. The Funds send quarterly reports to shareholders.


24 o PROSPECTUS

                               [PHOTOS]

FOR MORE INFORMATION

Investors who want more information about the Baron Funds may obtain the following documents free upon request at the numbers or address below.

SHAREHOLDER REPORTS

Additional information about the Funds' investments is available in the Funds' quarterly reports to Shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Additional  information  is  also  contained  in  the  Statement  of  Additional
Information dated January 24, 2003. A current Statement of Additional Information is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference. You may obtain the Statement of Additional Information and the shareholder reports without charge by writing or calling the Funds.

TO OBTAIN INFORMATION

By telephone:           Call 1-800-99-BARON (1-800-992-2766)

By mail:                Write to:
                        BARON FUNDS
                        767 Fifth Avenue
                        New York, NY 10153

By e-mail:              Send your request to:
                        info@BaronFunds.com

On the Internet:        Text-only versions of Baron Funds documents can be
                        viewed on-line or downloaded from: http:// www.BaronFunds.com

or from:                http://www.sec.gov

OTHER

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330). Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

Ticker Symbols:         Baron Asset Fund                   BARAX
                        Baron Growth Fund                  BGRFX
                        Baron Small Cap Fund               BSCFX
                        Baron iOpportunity Fund            BIOPX

SEC file number: 811-5032





                                [REGISTERED LOGO]

                                    B A R O N
                                    F U N D S

                                BARON ASSET FUND
                                BARON GROWTH FUND
                              BARON SMALL CAP FUND
                             BARON iOPPORTUNITY FUND

                                767 Fifth Avenue
                            New York, New York 10153
                                 (800) 99-BARON
                                  212-583-2100
                            ________________________


                       STATEMENT OF ADDITIONAL INFORMATION
                                January 24, 2003

                            ________________________


          This Statement of Additional Information ("SAI") is not a prospectus. The Fund's Prospectus, dated January 24, 2003, may be obtained without charge by writing or calling the Funds at the address and telephone number above.


                            ________________________















     No person has been authorized to give any information or to make any representations other than those contained in this SAI or in the related Prospectus.

                                TABLE OF CONTENTS





                                                PAGE IN
                                               STATEMENT
                                                   OF
                                               ADDITIONAL             PAGE IN
                                              INFORMATION           PROSPECTUS




FUND HISTORY AND CLASSIFICATION.............       3
  Investment Goals, Strategies and Risks....       3                 3-5,15-17

MANAGEMENT THE FUNDS........................       10                    17
  Board of Trustees and Officers............
  Principal Holders of Shares...............
  Investment Adviser........................

BROKERAGE...................................       18

DISTRIBUTOR.................................       20
  Distribution Plan.........................       20                    18
  Code of Ethics............................       20

REDEMPTION AND PURCHASE OF SHARES...........       22                    19

NET ASSET VALUE.............................       23                    18

TAXES.......................................       23                    23

ORGANIZATION AND CAPITALIZATION.............       24

OTHER INFORMATION...........................       24               Back Cover
  Calculations of Performance Data..........       24

FUND HISTORY AND CLASSIFICATION
-------------------------------

BARON ASSET FUND (the "Trust") is a no-load, open-end, diversified management investment company organized and established under the laws of the Commonwealth of Massachusetts on February 19, 1987. The Trust is structured to be able to issue shares in multiple series, each constituting a separate portfolio with separate assets and liabilities from any other series. There are four series currently available (individually a "Fund" and collectively the "Funds"): BARON ASSET FUND, started in June of 1987, BARON GROWTH FUND (formerly named Baron Growth & Income Fund), started in January of 1995, BARON SMALL CAP FUND, started in October 1997, and BARON iOPPORTUNITY FUND, started February 29, 2000.


INVESTMENTS GOALS, STRATEGIES AND RISKS
---------------------------------------

BARON ASSET FUND's investment objective is to seek capital appreciation through long-term investments in securities of small and medium sized companies with undervalued assets or favorable growth prospects. BARON GROWTH FUND's investment objective is to seek capital appreciation through long-term investments primarily in small growth companies. BARON SMALL CAP FUND's investment objective is to seek capital appreciation through investments primarily in securities of small companies. The investment objective of BARON iOPPORTUNITY FUND is capital appreciation through investments in growth businesses that benefit from technology advances. A small sized company is defined as having a market value of under $2.5 billion. BARON ASSET FUND invests primarily in small and medium sized companies with market capitalizations of approximately $500 million to $5 billion. BARON GROWTH FUND and BARON SMALL CAP FUND invest primarily in the securities of smaller companies with market capitalizations of up to $2.5 billion. At least 80% of BARON SMALL CAP FUND's total assets, measured at the time of purchase, are invested in smaller companies. BARON iOPPORTUNITY FUND invests in companies of all sizes with Internet and information technology related growth opportunities.

In addition to the principal investment strategies of the Funds described in the Prospectus on pages 3 and 15, the Funds may use the additional strategies described below. These investment strategies are not fundamental policies and may be changed by the Fund's Board of Trustees. Shareholders would be notified of any material changes. Some of the strategies discussed below are mentioned in the Prospectus, but are explained in more detail here.

FOREIGN SECURITIES BARON ASSET FUND, BARON GROWTH FUND and BARON SMALL CAP FUND
------------------
may invest up to 10% and BARON iOPPORTUNITY FUND may invest up to 25% of their respective total assets directly in the securities of foreign issuers which are not publicly traded in the U.S. and may also invest in foreign securities in domestic markets through depositary receipts or listed securities without regard to this limitation. These securities may involve additional risks not associated with securities of domestic companies, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, or expropriation or confiscatory taxation. Issuers of foreign securities are subject to different, often less detailed, accounting, reporting and disclosure requirements than are domestic issuers. The Funds may invest in securities commonly known as American Depository Receipts ("ADRs"), and in European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other securities convertible into securities of foreign issuers. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a U.S. exchange or in an over-the-counter market. EDRs and GDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. There are no fees imposed on the purchase or sale of ADRs, EDRs or GDRs although the issuing bank or trust company may impose fees on the purchase of dividends and the conversion of ADRs, EDRs and GDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying non-U.S. securities, since (i) ADRs are U.S. dollar denominated investments which are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.

REITs The Funds may invest in the equity  securities  of real estate  investment
-----
trusts ("REITs"). A REIT is a corporation or business trust that invests in real estate and derives its income from rents from or sales of real property or interest on loans secured by mortgages on real property. The market value of REITs may be affected by numerous factors, including decreases in the value of real estate, vacancies, decreases in lease rates, defaults by lessees, changes in the tax laws or by their inability to qualify for the tax-free pass-through of their income.

LENDING The Funds may lend their portfolio securities to institutions as a means
-------
of earning additional income. In lending their portfolio securities, the Funds may incur delays in recovery of loaned securities or a loss of rights in the collateral. To minimize such risks, such loans will only be made if the Funds deem the other party to be of good standing and determines that the income justifies the risk. BARON ASSET FUND will not lend more than 10% of its total assets and BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND will not lend more than 25% of their respective total assets.

MORTGAGE-BACKED  SECURITIES The Funds may invest in  mortgage-backed  securities
---------------------------
that are issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. These securities are subject to the risk that prepayments on the underlying mortgages will cause the principal and interest on the mortgage-backed securities to be paid prior to their stated maturities. Mortgage prepayments are more likely to accelerate during periods of declining long-term interest rates. If a prepayment occurs, the Funds may have unanticipated proceeds which it may then have to invest at a lower interest rate, and may be penalized by not having participated in a comparable security not subject to prepayment. The Funds do not anticipate investing more than 5% of their respective assets in such securities.

WHEN-ISSUED  SECURITIES  The Funds  may  invest  in debt and  equity  securities
------------------------
purchased on a when-issued basis. Although the payment and interest terms of when-issued securities are established at the time the purchaser enters into the commitment, the actual payment for and delivery of when-issued securities generally takes place within 45 days. The Fund bears the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Failure of the issuer to deliver the security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment. The Funds do not anticipate investing more than 5% of their respective assets in such securities.

MEDIUM AND LOWER RATED  CORPORATE DEBT SECURITIES All of the Funds may invest in
-------------------------------------------------
debt securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be known as "junk bonds." The Funds do not anticipate investing more than 35% of their respective assets in such securities.

The Funds will rely on the Adviser's judgment, analysis and experience in evaluating debt securities. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. Ratings by S&P and Moody's evaluate only the safety of principal and interest payments, not market value risk. Because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser monitors the issuers of corporate debt securities held in the Funds' portfolio. The credit ratings assigned by a rating agency to a security are not considered by the Adviser in selecting a security. The Adviser examines the intrinsic value of a security in light of market conditions and the underlying fundamental values. Because of the nature of medium and lower rated corporate debt securities, achievement by the Funds of their respective investment objectives when investing in such securities is dependent on the credit analysis of the Adviser. The Adviser could be wrong in its analysis. If the Funds purchased primarily higher rated debt securities, these risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. The ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected by economic conditions. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in a Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are more sensitive to adverse economic changes or individual corporate developments than are higher rated debt securities. Adverse publicity and investor perceptions, whether or not based on rational analysis, and periods of economic uncertainty may also affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in the portfolio that are interest rate sensitive can be expected to fluctuate over time.

To the extent that there is no established market for some of the medium or low grade corporate debt securities in which the Funds may invest, there may be thin or no trading in such securities and the ability of the Adviser to value accurately such securities may be adversely affected. Further, it may be more difficult for a Fund to sell securities for which no established market exists as compared with securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade corporate debt securities held in a Fund's portfolio, the responsibility of the Adviser to value that Fund's securities becomes more difficult and the Adviser's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable objective data.

To the extent that a Fund purchases illiquid securities or securities which are restricted as to resale, that Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. A Fund may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although pursuant to Rule 144A under the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the Board of Trustees under applicable guidelines. The Funds may invest in securities of distressed issuers when the intrinsic values of such securities, in the opinion of the Adviser, warrant such investment.

OTHER DEBT  SECURITIES  The Funds may invest in  zero-coupon,  step-coupon,  and
----------------------
pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value; pay-in-kind securities pay interest through the issuance of additional securities. The market value of these debt securities generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. The secondary market value of corporate debt securities structured as zero coupon securities or payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accrued, to the extent that a Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Investment in such securities also involves certain tax considerations.

BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. When the Funds purchase a participation interest they assume the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument. The Funds may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some debt securities purchased by the Funds may have very long maturities. The length of time remaining until maturity is one factor the Adviser considers in purchasing a particular indebtedness. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. There are no established markets for some of this indebtedness and it is less liquid than more heavily traded securities. Indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them. The Funds may purchase loans from national and state chartered banks as well as foreign ones. The Funds may invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired. The Funds may also invest in distressed first mortgage obligations and other debt secured by real property. The Funds do not currently anticipate investing more than 5% of their respective assets in trade and other claims.

The Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase that security at a mutually agreed upon time and price. Repurchase agreements could involve certain risks in the event of the failure of the seller to repurchase the securities as agreed, which may cause a fund to suffer a loss, including loss of interest on or principal of the security, and costs associated with delay and enforcement of the repurchase agreement. Repurchase agreements with a duration of more than seven days are considered illiquid securities.

As a form of borrowing, the Funds may engage in reverse repurchase agreements with certain banks or non-bank dealers, where the Fund sells a security and simultaneously agrees to buy it back later at a mutually agreed upon price. To the extent a Fund engages in reverse repurchase agreements it will maintain a segregated account consisting of liquid assets or highly marketable securities to cover its obligations. Reverse repurchase agreements may expose the Fund to greater fluctuations in the value of its assets.

SHORT SALES
-----------

BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND may sell securities short, either as a hedge against an anticipated decline in a stock price, to reduce portfolio volatility, or in connection with special situations or arbitrage activities. A Fund may also sell a security the Fund owns or a security equivalent in kind or amount to a security the Fund has a right to obtain (for example, a security convertible into the security sold short or a security the adviser believes will be deliverable upon the closing of a transaction). The Fund may also sell short securities when in the opinion of the Adviser the position is covered by owning a security that has ownership rights to assets that include all of the assets of the security shorted. A Fund may sell a security that the Fund borrows and does not own. The Fund must borrow the security to deliver it to the purchaser and later buy that security in the market to return it to the lender. The value of a security sold short could increase and the Fund would have to pay more for the security than it has received from the purchaser in the short sale. The Fund's risk of loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security, even in the case of a short that is fully covered by long positions. If the value of the securities increases, the Fund loses the opportunity to participate in the gain of the covered positions. A Fund may sell a security short only on a fully collateralized basis, which requires that the Fund establish and maintain a segregated account.

OPTIONS TRANSACTIONS AND SWAPS
------------------------------

BARON ASSET FUND may write (sell) covered call options or purchase put options on equity and/or debt securities. BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND may write (sell) put and covered call options and purchase put and call options on equity and/or debt securities. The Funds may also enter into equity swap transactions. All calls sold by the Funds must be "covered" (i.e., a Fund must own the underlying securities) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold and a put exposes the Fund theoretically unlimited as the price of the security increases.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation, when exercised, to buy, the underlying security, at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller if exercised, the obligation to sell, the underlying security at the exercise price. An American style put or call option may be exercised at any time during a fixed period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto, and the Funds may engage in either style option. The Funds are authorized to engage in transactions with respect to exchange-listed options, over-the-counter options ("OTC options") and other derivative investments. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

Rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are usually closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. The hours of trading for listed options may not coincide with the hours during which the underlying instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option are negotiated by the parties. The Funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Equity swap transactions are entered into with financial institutions through a direct agreement with the Counterparty, generally an ISDA Master Agreement, the specific terms of which are negotiated by the parties. The Funds may use equity swaps, or other derivative instruments, for hedging purposes against potential adverse movements in security prices or for non-hedging purposes such as seeking to enhance return. The Funds may be required to post collateral for such transactions.

There is no central clearing or unless the parties provide for it, guaranty function in an OTC option or derivative, including swaps. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument or fails to make a cash settlement payment due in accordance with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. The Adviser must assess the creditworthiness of each Counterparty to determine the likelihood that the terms of the OTC option or the derivative will be satisfied. The Funds will engage in OTC option transactions and derivatives only with previously approved Counterparties. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any,) are illiquid, and are subject to a fund's limitations on investments in illiquid securities unless the Fund has the legal right to terminate the option on not more than seven days notice and the counterparty has a high credit quality rating.

USE OF SEGREGATED  AND OTHER  SPECIAL ACCOUNTS
----------------------------------------------

Many hedging transactions, in addition to other requirements, require that a Fund segregate liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security or instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require that Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. Hedging transactions may be covered by other means when consistent with applicable regulatory policies.

INVESTMENT RESTRICTIONS
-----------------------

The Funds have adopted investment restrictions, described below, which are fundamental policies of the Funds and may not be changed without the approval by a majority of the Funds' shares or, less, at least two-thirds of a quorum of a majority of the shares. Unless otherwise noted, all percentage restrictions are measured as of the time of the investment after giving effect to the transaction.

BARON ASSET FUND may not:

1. Issue senior securities except in connection with any permitted borrowing where the Fund is deemed to have issued a senior security;
2. Borrow money except from banks for temporary purposes in an amount not exceeding 5% of the Fund's net assets at the time the borrowing is made;
3. Purchase securities on margin except for short-term credit necessary for the clearance of portfolio transactions;
4. Make short sales of securities, maintain a short position, or write put options;
5.   Purchase or sell commodities or commodity contracts;
6. Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly traded;
7.   Invest in oil, gas or mineral-related programs or leases;
8. Invest more than 25% of the value of its total assets in any one industry, except investments in U.S. government securities;
9. Purchase the securities of any one issuer other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations;
10. Invest more than 10% of the value of the Fund's total assets in securities which are restricted or illiquid or in repurchase agreements maturing or terminable in more than seven days;
11. Invest in securities of other open end investment companies (except in connection with a merger, consolidation or other reorganization and except for the purchase of shares of registered open-end money market mutual funds if double advisory fees are not assessed), invest more than 5% of the value of the Fund's total assets in more than 3% of the total outstanding voting securities of another investment company or more than 10% of the value of the Fund's total assets in securities issued by other investment companies;
12. Participate on a joint, or a joint and several, basis in any securities trading account;
13.  Underwrite securities of other issuers;
14. Make loans to other persons, except up to 10% of the value of the Fund's total assets in loans of portfolio securities and except to the extent that the purchase of publicly traded debt securities and the entry into repurchase agreements in accordance with the Fund's investment objective and policies may be deemed to be loans;
15. Mortgage, pledge or hypothecate any portfolio securities owned or held by the Fund, except as may be necessary in connection with permitted borrowing;
16. Invest more than 5% of its total assets in warrants to purchase common stock;
17. Purchase securities of any issuer with a record of less than three years' continuous operation, including predecessors, except obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund; or
18. Purchase or retain any securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a member, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND may not:

1. Issue senior securities or borrow money or utilize leverage in excess of 25% of its net assets (plus 5% for emergency or other short-term purposes) from banks from time to time.
2. Except as described in the prospectus or SAI, engage in short-sales, purchase securities on margin or maintain a net short position.
3. Purchase or sell commodities or commodity contracts except for hedging purposes and in conformity with regulations of the Commodities Futures Trading Commission such that the Fund would not be considered a commodity pool.
4. Purchase or sell oil and gas interests or real estate. Debt or equity securities issued by companies engaged in the oil, gas or real estate business are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.
5. Invest more than 25% of the value of its total assets in any one industry, except investments in U.S. government securities.
6. Purchase the securities of any one issuer other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations.
7.   Underwrite securities of other issuers.
8. Make loans, except to the extent the purchase of debt obligations of any type (including repurchase agreements and corporate commercial paper) are considered loans and except that the Fund may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the Securities and Exchange Commission and the securities exchanges where such securities are traded.
9. Participate on a joint, or a joint and several, basis in any securities trading account.
10. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with options, loans of portfolio securities, or other permitted borrowings.
11. Purchase securities of any issuer with a record of less than three years' continuous operations, including predecessors, except obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund.
12. Invest more than 15% of its assets in restricted or illiquid securities, including repurchase agreements maturing in more than seven days.

As a non-fundamental policy, BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND will not:

1. Purchase more than 3% of the outstanding voting securities of another registered investment company except in connection with a merger, consolidation or other reorganization or as otherwise permitted by the 1940 Act.

The Securities and Exchange Commission currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modifications.


TURNOVER RATE
-------------

The adviser expects that the average annual turnover rate of the portfolios of BARON ASSET FUND and BARON GROWTH FUND should not exceed 50% and of BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND should not exceed 100%. The turnover rate fluctuates depending on market conditions. The turnover rates for the Funds for the past two years ended September 30 are:


         FUND                              2002              2001
         ----                              ----              ----

         Baron Asset Fund                    6%                4%
         Baron Growth Fund                  18%               35%
         Baron Small Cap Fund               55%               56%
         Baron iOpportunity Fund            96%               123%




MANAGEMENT OF THE FUNDS
-----------------------

BOARD OF TRUSTEES AND OFFICERS
------------------------------

The Board of Trustees oversees the management of the Funds. The following table lists the Trustees and executive officers of the Funds, their date of birth, current positions held with the Funds, length of time served, principal occupations during the past five years and other Trusteeships/Directorships held outside the fund complex. Unless otherwise noted, the address of each executive officer and Trustee is Baron Funds, 767 Fifth Avenue, 49th Floor, New York, NY 10153. Trustees who are not deemed to be "interested persons" of the Funds as defined in the 1940 Act are referred to as "Disinterested Trustees." Trustees who are deemed to be "interested persons" of the Funds are referred to as "Interested Trustees." All Trustees listed below, whether Interested or Disinterested, serve as trustee for all four portfolios.



INTERESTED TRUSTEES
-------------------

                               Position(s) Held                          Principal Occupation(s)        Other Trustee/Directorships
Name, Address & Date of Birth  with the Funds    Length of Time Served   During the Past Five Years     Held by the Trustee
-----------------------------  ----------------  ---------------------   --------------------------     ---------------------------

Ronald Baron *+                Chairman, CEO,           15 years         Chairman, CEO, and Director               None
767 Fifth Avenue               Chief                                     of: Baron Capital, Inc.
New York, NY 10153             Investment                                (1982-Present), Baron Capital
DOB: May 23, 1943              Officer and                               Management, Inc.(1983-Present),
                               Trustee                                   Baron Capital Group, Inc.
                                                                         (1984-Present), BAMCO, Inc.
                                                                         (1987-Present).

                               Position(s) Held                          Principal Occupation(s)        Other Trustee/Directorships
Name, Address & Date of Birth  with the Funds    Length of Time Served   During the Past Five Years     Held by the Trustee
-----------------------------  ----------------  ---------------------   --------------------------     ---------------------------

Linda S. Martinson*+           Vice President,          15 years         General Counsel, Vice                     None
767 Fifth Avenue               General Counsel                           President and Secretary
New York, NY 10153             Secretary and                             Baron Capital, Inc.
DOB: February 22, 1955         Trustee                                   (1983-Present), BAMCO, Inc.
                                                                         (1987-Present), Baron Capital
                                                                         Group, Inc.(1984-Present),
                                                                         Baron Capital Management, Inc.
                                                                         (1983-Present).

Morty Schaja*+                President, Chief           6 years         President and Chief Operating             None
767 Fifth Avenue              Operating Officer                          Officer, Baron Capital, Inc.
New York, NY 10153            and Trustee                                (1999-Present); Senior Vice
DOB: October 30, 1954                                                    President and Chief Operating
                                                                         Officer of Baron Capital, Inc.
                                                                         (1997-1999); Managing Director,
                                                                         Vice President, Baron Capital, Inc.
                                                                         (1991-Present), and Director,
                                                                         Baron Capital Group, Inc., Baron
                                                                         Capital Management, Inc., and
                                                                         BAMCO, Inc. (1997-Present).



DISINTERESTED TRUSTEES
----------------------

                               Position(s) Held                          Principal Occupation(s)       Other Trustee/Directorships
Name, Address & Date of Birth  with the Funds    Length of Time Served   During the Past Five Years    Held by the Trustee
-----------------------------  ----------------  ---------------------   --------------------------    ---------------------------

Norman S. Edelcup#^**            Trustee                15 years         Senior Vice President and     Director, Florida Savings
244 Atlantic Isle                                                        Director, Florida Savings     Bancorp (2001-Present);
Sunny Isles Beach, FL 33160                                              Bancorp (2001-Present);       Director, Valhi, Inc. (1975-
DOB: May 8, 1935                                                         Commissioner,Sunny Isles      Present)(diversified company
                                                                         Beach, Florida (2001-Present)
                                                                         Senior Vice President, Item
                                                                         Processing of America (1999-
                                                                         2000) (a subsidiary of The
                                                                         Intercept Group); Chairman,
                                                                         Item Processing of America
                                                                         (1989-1999) (afinancial
                                                                         institution service bureau);
                                                                         Director, Valhi, Inc. (1975-
                                                                         Present)(diversified company);
                                                                         Director, Artistic Greetings,
                                                                         Inc. (1985-1998).

Charles N. Mathewson**           Trustee                15 years         Chairman, International Game            None
9295 Prototype Road                                                      Technology (1986-Present)
Reno, NV 89511                                                           (manufacturer of microprocessor
DOB: June 12, 1928                                                       -controlled gaming machines
                                                                         and monitoring systems).

Harold W. Milner^**              Trustee                15 years         Retired; President and CEO,             None
2293 Morningstar Drive                                                   Kahler Realty Corporation
Park City, UT 84060                                                      (1985-1997) (hotel ownership
DOB: November 11, 1934                                                   and management).


                               Position(s) Held                          Principal Occupation(s)        Other Trustee/Directorships
Name, Address & Date of Birth  with the Funds    Length of Time Served   During the Past Five Years     Held by the Trustee
-----------------------------  ----------------  ---------------------   --------------------------     ---------------------------

Raymond Noveck+#^**              Trustee                15 years         Private Investor (1999-                 None
31 Karen Road                                                            Present); President, The
Waban, MA 02168                                                          Medical Information Line,Inc.
DOB: May 4, 1943                                                         (1997-1998) (health care
                                                                         information); President,
                                                                         Strategic Systems, Inc.
                                                                         (1990-1997) (health care
                                                                         information); Director,
                                                                         Horizon/CMS Healthcare
                                                                         Corporation (1987-1997).

David A. Silverman, MD**         Trustee                                 Physician and Faculty, New              None
239 Central Park West                                                    York University School of
New York, NY 10024                                                       Medicine (1976-Present).



OFFICERS OF THE FUNDS
---------------------

Peggy C. Wong                  Treasurer and            15 years         Treasurer and Chief                     None
767 Fifth Avenue               Chief Financial                           Financial Officer, Baron
New York, NY 10153             Officer                                   Capital, Inc., Baron Capital
DOB: April 30, 1961                                                      Group, Inc., BAMCO, Inc. and
                                                                         Baron Capital Management, Inc.
                                                                         (1987-Present).

Susan Robbins                  Vice President                            Senior Analyst, Vice President          None
767 Fifth Avenue                                                         and Director, Baron Capital, Inc.
New York, NY 10153                                                       (1982-Present), Baron Capital
DOB: October 19, 1954                                                    Management, Inc. (1984- Present).

Clifford Greenberg             Vice President                            Vice President, Baron Capital,          None
767 Fifth Avenue               and Portfolio                             Inc., Baron Capital Group, Inc.,
New York, NY 10153             Manager                                   BAMCO, Inc., (1997-Present);
DOB: April 30, 1959                                                      Portfolio Manager, Baron Small Cap
                                                                         Fund (1997-Present); General Partner,
                                                                         HPB Associates, LP (1984-1996)
                                                                         (investment partnership).


                               Position(s) Held                          Principal Occupation(s)        Other Trustee/Directorships
Name, Address & Date of Birth  with the Funds    Length of Time Served   During the Past Five Years     Held by the Trustee
-----------------------------  ----------------  ---------------------   --------------------------     ---------------------------

Mitchell J. Rubin              Portfolio Manager         2 years         Vice President and Senior               None
767 Fifth Avenue                                                         Analyst, Baron Capital, Inc.
New YOrk, NY 10153                                                       (1997-Present), Portfolio
DOB: September 22, 1966                                                  Manager of Baron iOpportunity
                                                                         Fund (2000-Present).


--------------------------------------------------------------------------------
* Trustees deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940 by reason of their employment with the Funds' Adviser and Distributor.
+ Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board of Trustees when the full Board of Trustees is not in session.
#    Members of the Audit Committee.
^    Members of the Nominating Committee.
**   Members of the Independent Committee.



The Trustees of the Funds are responsible for the overall supervision of the operation of the Portfolios and the Funds and perform various duties imposed on trustees of investment companies by the 1940 Act and under the Fund's Declaration of Trust and By-laws.

The Funds pay each Trustee who is not an interested person of the Fund or the Adviser (each a "Disinterested" Trustee) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees. Specifically, each Disinterested Trustee receives a base annual compensation of $2,500. An additional $2,500 each paid to each Disinterested Trustee for attendance in person at the quarterly Trustee Meetings; $500 is paid per quarterly meeting, if the Trustee attends by telephone. The Interested Trustees and Officers receive no direct remuneration in such capacity from the Funds.

The Board of Trustees has established four committees, i.e., Audit, Executive Committee, Nominating and Independent.

There are two members of the Audit Committee. The Audit Committee recommends to the full Board the engagement or discharge of the Funds' independent accountants; directs investigations into matters within the scope of the independent accountants' duties; reviews with the independent accountants the result of the audit; and reviews the independence of the independent accountants. Each member of the Audit Committee receives an aggregate of $2,500 in annual compensation for serving on the Audit Committee. The Audit Committee met twice during the fiscal year ended September 30, 2002.

There are four members of the Executive Committee which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board of Trustees when the full Board of Trustees is not in session. Members of the Executive Committee serve on the committee without compensation. There were four meetings of the Executive Committee during the fiscal year ended September 30, 2002.

There are three members of the Nominating Committee. The Nominating Committee recommends to the full Board those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders' meeting. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Trustees. Members of the Nominating Committee serve without compensation. There were no meetings of the Nominating Committee during the fiscal year ended September 30, 2002.

There are five members of the Independent Committee, all of whom serve on the committee without compensation. The committee discusses various Fund matters, including the advisory contract and distribution plan. Its members are all Disinterested Trustees of the Funds. This committee met two times during the fiscal year ended September 30, 2002.





TRUSTEE OWNERSHIP OF FUND SHARES
--------------------------------

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2002:


==========================================================================================================
                                                                               Aggregate Dollar Range of
                                                                                Equity Securities in All
                                                                                 Registered Investment
                                                                                 Companies Overseen by
                                     Dollar Range of Equity                       Trustee in Family of
Name of Trustee                      Securities in the Funds                      Investment Companies
----------------------------------------------------------------------------------------------------------
Ronald Baron                               > $100,000                                  > $100,000
----------------------------------------------------------------------------------------------------------
Linda S. Martinson                         > $100,000                                  > $100,000
----------------------------------------------------------------------------------------------------------
Morty Schaja                               > $100,000                                  > $100,000
----------------------------------------------------------------------------------------------------------
Norman Edelcup                         $50,001 - $100,000                          $50,0001 - $100,000
----------------------------------------------------------------------------------------------------------
Charles Mathewson                          > $100,000                                  > $100,000
----------------------------------------------------------------------------------------------------------
Harold Milner                              > $100,000                                  > $100,000
----------------------------------------------------------------------------------------------------------
Raymond Noveck                             > $100,000                                  > $100,000
----------------------------------------------------------------------------------------------------------
David Silverman                         $10,001 - $50,000                           $10,001 - $50,000
----------------------------------------------------------------------------------------------------------

TRUSTEE COMPENSATION TABLE
--------------------------

The Trustees of the Funds received the following compensation from the Funds for the fiscal year ended September 30, 2002:


=======================================================================================================================
                            Aggregate             Pension or                Estimated Annual         Total Compensation
                            Compensation          Retirement Benefits       Benefits Upon            From Fund and
                            From the Funds        Accrued As Part of        Retirement               Fund Complex Paid
Name                                              Funds Expenses                                     to Trustees
-----------------------------------------------------------------------------------------------------------------------
Ronald Baron                    $0                     N/A                     N/A                      $0
-----------------------------------------------------------------------------------------------------------------------
Linda S. Martinson              $0                     N/A                     N/A                      $0
-----------------------------------------------------------------------------------------------------------------------
Morty Schaja                    $0                     N/A                     N/A                      $0
-----------------------------------------------------------------------------------------------------------------------
Norman Edelcup               $15,000                   N/A                     N/A                   $15,000
-----------------------------------------------------------------------------------------------------------------------
Charles Mathewson             $6,500                   N/A                     N/A                    $6,500
-----------------------------------------------------------------------------------------------------------------------
Harold Milner                $12,500                   N/A                     N/A                   $12,500
-----------------------------------------------------------------------------------------------------------------------
Raymond Noveck               $12,500                   N/A                     N/A                   $12,500
-----------------------------------------------------------------------------------------------------------------------
David Silverman              $12,500                   N/A                     N/A                   $12,500
-----------------------------------------------------------------------------------------------------------------------

PRINCIPAL HOLDERS OF SHARES
---------------------------

As of December 31, 2002, the following persons were known to the Funds to be the record or beneficial owners of more than 5% of the outstanding securities of the
Funds:

                                                                                                 Baron
                                            Baron Asset       Baron Growth      Baron Small      iOpportunity
                                            Fund              Fund              Cap Fund         Fund
                                            -----------       -------------     -----------      -------------

Charles Schwab & Co., Inc.                  33.2%             26.7%             38.2%            57.7%
National Financial Services Corp.           10.0%             17.1%             20.7%
Fidelity Investments Institutional           6.8%              9.6%
American Express Trust                       5.7%

All of the above record owners are brokerage firms or other financial institutions that hold stock for the benefit of their respective customers. As of December 31, 2002, all of the officers and Trustees of Baron Asset Fund as a group beneficially owned directly or indirectly 0.42% of Baron Asset Fund's outstanding shares, 0.22% of Baron Growth Fund's outstanding shares, 0.74% Baron Small Cap Fund's outstanding shares, and 2.02% of Baron iOpportunity Fund's outstanding shares.

INVESTMENT ADVISER
------------------

The investment adviser to the Funds is BAMCO, Inc. (the "Adviser"), a New York corporation with its principal offices at 767 Fifth Avenue, New York, N.Y. 10153 and a subsidiary of Baron Capital Group, Inc. ("BCG"). Mr. Ronald Baron is the controlling stockholder of BCG and is BAMCO's chief investment officer. Mr. Baron has over 30 years of experience as a Wall Street analyst and has managed money for others for over 25 years. He has been a participant in Barron's Roundtable and has been a featured guest on Wall Street Week, CNN and CNBC/FNN. Pursuant to separate Advisory Agreements with each Fund (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services and management to each Fund, including making the day-to-day investment decisions and arranging portfolio transactions for the Funds subject to such policies as the Trustees may determine. Baron Asset Fund incurred advisory expenses of $27,512,602 for the year ended September 30, 2002; $38,431,132 for the year ended September 30, 2001; and $54,034,991 for the year ended September 30, 2000. Baron Growth Fund incurred advisory expenses of $8,605,814 for the year ended September 30, 2002; $5,152,815 for the year ended September 30, 2001; and $5,577,859 for the year ended September 30, 2000. Baron Small Cap Fund incurred advisory expenses of $7,437,582 for the year ended September 30, 2002; $7,180,360 for the year ended September 30, 2001; and $9,766,731 for the year ended September 30, 2000. Baron iOpportunity Fund incurred advisory expenses of $820,217 for the year ended September 30, 2002; $1,182,833 for the year ended September 30, 2001 and $1,184,536 for the period February 29, 2000 to September 30, 2000, it's first period of operation. The Adviser has contractually agreed to limit the expense ratio for Baron iOpportunity Fund to 1.5%.

Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Funds, and pays the salaries and fees of all officers and Trustees who are interested persons of the Adviser.

The Funds pay all operating and other expenses not borne by the Adviser such as audit, accounting and legal fees; custodian fees; expenses of registering and qualifying its shares with federal and state securities commissions; expenses in preparing shareholder reports and proxy solicitation materials; expenses associated with each Fund's shares such as dividend disbursing, transfer agent and registrar fees; certain insurance expenses; compensation of Trustees who are not interested persons of the Adviser; and other miscellaneous business expenses. The Funds also pay the expenses of offering the shares of each respective Fund, including the registration and filing fees, legal and accounting fees and costs of printing the prospectus and related documents. Each Fund also pays all taxes imposed on it and all brokerage commissions and expenses incurred in connection with its portfolio transactions.

The Adviser utilizes the staffs of BCG and its subsidiary Baron Capital Management, Inc. ("BCM") to provide research. Directors, officers or employees of the Adviser and/or its affiliates may also serve as officers or Trustees of the Funds. BCM is an investment adviser to institutional and individual accounts. Clients of BCM have investment objectives which may vary only slightly from those of each other and of the Funds. BCM invests assets in such clients' accounts and in the accounts of principals and employees of BCM and its affiliates in investments substantially similar to, or the same as, those which constitute the principal investments of the Funds. When the same securities are purchased for or sold by a Fund and any of such other accounts, it is the policy of the Adviser and BCM to allocate such transactions in a manner deemed equitable by the Adviser, and for the principals and employees of the Adviser, BCM, and affiliates to take either the same or least favorable price of the day. All trading by employees is subject to the Code of Ethics of the Funds and the Adviser. In certain circumstances the Adviser may make investments for the Funds that conflict with investments being made by BCM. The Adviser may also make investment decisions for a Fund that are inconsistent with the investment decisions for another Fund.

Each Advisory Agreement provides that the Fund may use "Baron" as part of its name for so long as the Adviser serves as investment adviser to that Fund. Each Fund acknowledges that the word "Baron" in its name is derived from the name of the entities controlling, directly and indirectly, the Adviser, which derive their name from Ronald Baron; that such name is the property of the Adviser and its affiliated companies for copyright and/or other purposes; and that if for any reason the Adviser ceases to be that Fund's investment adviser, that Fund will promptly take all steps necessary to change its name to one that does not include "Baron," absent the Adviser's written consent. Each Advisory Agreement provides that the Adviser shall have no liability to that Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by that Fund; provided, that the Adviser shall not be protected against liabilities arising by virtue of willful misfeasance, bad faith or gross negligence, or reckless disregard of the Adviser's obligations under the Advisory Agreement.

The Advisory Agreements were approved by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940 ("1940 Act" )) for Baron Asset Fund on May 11, 1987, for Baron Growth Fund on October 21, 1994, and for Baron Small Cap Fund on July 29, 1997. The Advisory Agreements must normally be approved annually by the Trustees or a majority of the particular Fund's shares and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. With respect to Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, and Baron iOpportunity Fund such approval for 2002 was given at a Board of Trustees meeting held on April 23, 2002.

Each Advisory Agreement is terminable without penalty by either the Fund (when authorized by majority vote of either its outstanding shares or the Trustees) or the Adviser on 60 days' written notice. Each Advisory Agreement shall automatically terminate in the event of its "assignment" (as defined by the 1940
Act).

SERVICE AGREEMENTS
------------------

The Funds have agreements with various service providers pursuant to which administrative services such as record keeping, reporting and processing services are provided to the Funds.


BROKERAGE
---------

The Adviser is responsible for placing the portfolio brokerage business of the Funds with the objective of obtaining the best net results for the Funds, taking into account prompt, efficient and reliable executions at a favorable price. Brokerage transactions for the Funds in exchange-listed securities are effected chiefly by or through the Adviser's affiliate, Baron Capital, Inc., when consistent with this objective and subject to the conditions and limitations of the 1940 Act. Baron Capital, Inc., ("Baron Capital" or the "Distributor") a New York corporation and a subsidiary of BCG, located at 767 Fifth Avenue, New York, N.Y. 10153, is a member of the National Association of Securities Dealers, Inc., but is not a member of any securities exchange. Transactions in securities that trade on NASDAQ or are otherwise not listed are effected by broker/dealers other than Baron Capital. The Funds do not deal with Baron Capital in any portfolio transaction in which Baron Capital acts as principal.

The Funds' Board of Trustees has adopted procedures pursuant to Rule 17e-1 of the 1940 Act which are reasonably designed to provide that the commissions paid to Baron Capital are reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Board reviews no less frequently than quarterly that all transactions effected pursuant to Rule 17e-1 during the preceding quarter were effected in compliance with such procedures. The Funds and the Adviser furnish such reports and maintain such records as required by Rule 17e-1.

                                            For the Fiscal Year Ended 09/30
                                            2002              2001              2000

Total Commissions Paid
BAF                                         $2,191,414        $2,575,608        $4,168,350
BGF                                         $1,392,589        $  544,313        $  529,916
BSC                                         $1,852,953        $1,556,111        $1,358,663
BiOP                                        $  358,979        $  420,264        $  320,155

Commissions Pd to BCI
BAF                                         $1,521,097        $1,777,685        $3,184,110
BGF                                         $  745,934        $  322,640        $  352,202
BSC                                         $  814,890        $  829,989        $  783,107
BiOP                                        $  240,829        $  373,271        $  290,864


% of Aggregate Dollar Amount
of Commissions Pd to BCI
BAF                                              69.4%             69.0%            76.4%
BGF                                              53.6%             59.3%            66.5%
BSC                                              44.0%             53.3%            57.6%
BiOP                                             67.1%             88.8%            90.9%


% of Aggregate  Dollar Amount
of Transactions involving
Payment of Commissions to BCI
BAF                                              66.6%             67.01%           82.1%
BGF                                              50.7%             58.61%           72.2%
BSC                                              42.2%             52.42%           63.5%
BiOP                                             62.1%             89.07%           92.3%


% of Total Transactions (Principal & Agency)
Where BCI Acted as Broker
BAF                                              61.9%             56.25%           64.8%
BGF                                              43.6%             40.61%           37.3%
BSC                                              33.3%             34.15%           36.4%
BiOP                                             49.7%             57.13%           63.4%



Under the Investment Advisory Agreements and as permitted by Section 28(e) of the Securities and Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer (except Baron Capital) which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is consistent with the Funds' policies and is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Funds or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. Such research and information may be used by the Adviser or its affiliates to supplement the services it is required to perform pursuant to the Advisory Agreement in serving the Funds and/or other advisory clients of affiliates.

Broker-dealers may be willing to furnish statistical research and other factual information or services to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Funds, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided research to the Adviser. Research provided by brokers is used for the benefit of all of the Adviser's or its affiliates' clients and not solely or necessarily for the benefit of the Funds. The Adviser's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions.

Baron Capital acts as broker for, in addition to the Funds, accounts of BCM and Baron Capital, including accounts of principals and employees of Baron Capital, BCM and the Adviser. Investment decisions for the Funds for investment accounts managed by BCM and for accounts of Baron Capital are made independent of each other in light of differing considerations for the various accounts. The same investment decision may, however, be made for two or more of the Adviser's, BCM's and/or Baron Capital's accounts. In such event, simultaneous transactions are inevitable. Purchases and sales are averaged as to price where possible and allocated to account in a manner deemed equitable by the Adviser in conjunction with BCM and Baron Capital. This procedure could have a detrimental effect upon the price or value of the security for the Funds, but may have a beneficial effect.

The investment advisory fee that the Funds pay to the Adviser is not reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services would by useful and of value to the Adviser in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would by useful to the Adviser in carrying out its obligations to the Funds.


DISTRIBUTOR
-----------

DISTRIBUTION OF SECURITIES
--------------------------

The Funds have a distribution agreement with Baron Capital. Baron Capital is affiliated with the Adviser. The Distributor acts as the agent for the Funds for the continuous public offering of their shares on a best efforts basis pursuant to a distribution plan adopted under Rule 12b-1 under the 1940 Act ("Distribution Plan").

DISTRIBUTION PLAN
-----------------

The Distributor does not receive underwriting commissions, but the Distribution Plan authorizes the Funds to pay the Distributor a distribution fee equal on an annual basis to 0.25% of the Funds' average daily net assets. The fee was reduced to 0.25% from 0.50% on July 12, 1993. The distribution fee is paid to the Distributor in connection with its activities or expenses primarily intended to result in the sale of shares, including, but not limited to, compensation to registered representatives or other employees of the Distributor; compensation to and expenses of employees of the Distributor who engage in or support the distribution of shares or who service shareholder accounts; telephone expenses; preparing, printing and distributing promotional and advertising material;
preparing, printing and distributing the Prospectus and reports to other than current shareholders; compensation for certain shareholder services; and commissions and other fees to broker-dealers or other persons (excluding banks) who have introduced investors to the Fund. The distribution fee is payable to the Distributor regardless of the actual expenses incurred, although the actual expenses incurred by the Distributor have historically exceeded the distribution fees received by the Distributor.

If and to the extent the expenses listed below are considered to be primarily intended to result in the sale of shares within the meaning of Rule 12b-1, they are not included in the limits above: (a) the costs of preparing, printing or reproducing and mailing all required reports and notices to shareholders; (b) the costs of preparing, printing or reproducing and mailing all proxy statements and proxies (whether or not such proxy materials include any item relating to or directed toward the sale of shares); (c) the costs of preparing, printing or reproducing and mailing all prospectuses and statements of additional information; (d) all legal and accounting fees relating to the preparation of any such report, prospectus, and proxy materials; (e) all fees and expenses relating to the qualification of the Funds and/or their shares under the securities or "Blue Sky" laws of any jurisdiction; (f) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of Shares; (g) all fees and assessments, if any, of the Investment Company Institute or any successor organization, whether or not its activities are designed to provide sales assistance; (h) all costs of preparing and mailing confirmations of shares sold or redeemed and reports of share balances; (i) all costs of responding to telephone or mail inquiries of shareholders or prospective shareholders.

The Distribution Plan requires that while it is in effect the Distributor report in writing, at least quarterly, the amounts of all expenditures, the identity of the payees and the purposes for which such expenditures were made for the preceding fiscal quarter.

For the fiscal year ended September 30, 2002, Baron Asset Fund paid distribution fees to the Distributor of $6,878,156 (an additional $3,499,496 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); Baron Growth Fund paid distribution fees to the Distributor of $2,151,455 (an additional $583,829 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); Baron Small Cap Fund paid distribution fees to the Distributor of $1,859,397 (an additional $544,574 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); and Baron iOpportunity Fund paid distribution fees to the Distributor of $205,054 (an additional $58,792 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation).


COMPENSATION TABLE
------------------

The following table discloses compensation received by Baron Capital from the Funds for the fiscal year ended September 30, 2002:

====================================================================================================================
                                 Net Underwriting        Compensation on
                                  Discounts and          Redemptions and           Brokerage               Other
Series                             Commissions             Repurchases            Commissions          Compensation*
---------------------------------------------------------------------------------------------------------------------
Baron Asset Fund                        $0                      $0                $1,521,097             $6,878,156
---------------------------------------------------------------------------------------------------------------------
Baron Growth Fund                       $0                      $0                 $ 745,934             $2,151,455
---------------------------------------------------------------------------------------------------------------------
Baron Small Cap Fund                    $0                      $0                 $ 814,890             $1,859,397
---------------------------------------------------------------------------------------------------------------------
Baron iOpportunity Fund                 $0                      $0                 $ 240,829             $ 205,054
---------------------------------------------------------------------------------------------------------------------

*   Fees received pursuant to Distribution Plan.


Trustees of the Funds who were not interested persons of the Funds had no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement. All the interested Trustees had such an interest.

The Distribution Plan has been approved by the Funds' Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto. In approving the Distribution Plan, the Trustees considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The anticipated benefits include the following: (i) reduced expense ratios due to economies of scale, (ii) the ability to purchase larger blocks of securities, resulting in decreased expenses, and (iii) the minimization of adverse effects from forced sales of portfolio securities to meet redemptions. Baron Capital is authorized to make payments to authorized dealers, banks and other financial institutions who have rendered distribution assistance and ongoing shareholder support services, shareholder servicing assistance or record keeping. Certain states may require that any such person be registered as a dealer with such state. The Funds may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Distribution Plan. No preference will be shown in the selection of investments for the instruments of such depository institutions. Baron Capital may also retain part of the distribution fee as compensation for its services and expenses in connection with the distribution of shares. Baron Capital's actual expenditures have and will continue to substantially exceed the distribution fee received by it. If the Distribution Plan is terminated, the Funds will owe no payments to Baron Capital other than any portion of the distribution fee accrued through the effective date of termination but then unpaid.

Unless terminated in accordance with its terms, the Distribution Plan shall continue in effect until, and from year to year thereafter if, such continuance is specifically approved at least annually by its Trustees and by a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto, such votes cast in person at a meeting called for the purpose of such vote.

The Distribution Plan may be terminated at any time by the vote of a majority of the members of the Funds' Board of Trustees who are not interested persons of the Funds and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto or by the vote of a majority of the outstanding shares. The Distribution Plan may not be amended to increase materially the amount of payments to be made without the approval of a majority of the shareholders. All material amendments must be approved by a vote of the Trustees and of the Trustees who are not interested persons of the Funds and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto, such votes cast in person at a meeting called for the purpose of such vote.

CODE OF ETHICS
--------------

The Funds, the Adviser and the Distributor have adopted a written code of ethics pursuant to Rule 17j-1 under the Investment Company Act. The code of ethics allows employees, subject to the code, to invest in securities including, under certain circumstances, securities held or to be purchased by the Funds.

CUSTODIAN,  TRANSFER  AGENT  AND DIVIDEND  AGENT
------------------------------------------------

The Bank of New York, 100 Church Street, New York, NY, is the custodian for the Funds' cash and securities. DST Systems, Inc., 330 West 9th Street, Poindexter 1, Kansas City, MO 64105, is the transfer agent and dividend agent for the Funds' shares. Neither institution assists in or is responsible for investment decisions involving assets of the Funds.


REDEMPTION OF SHARES
--------------------

The Funds expect to make all redemptions in cash, but have reserved the right to make payment, in whole or in part, in portfolio securities. Payment will be made other than all in cash if the Funds' Board of Trustees determines that economic conditions exist which would make payment wholly in cash detrimental to a particular fund's best interests. Portfolio securities to be so distributed, if any, would be selected in the discretion of the Funds' Board of Trustees and priced as described under "Determining Your Share Price" herein and in the Prospectus.

BARON iOPPORTUNITY FUND imposes a short-term trading fee on redemptions and exchanges of its shares held for less than 6 months. The fee is 1% of the redemption value and is deducted from the redemption proceeds. The Fund uses the "first-in, first-out" method to determine the holding period, so if you bought shares on different days, the shares purchased first will be redeemed first for determining whether the fee applies. The fee is retained by the Fund for the benefit of the remaining shareholders to offset the administrative costs associated with processing redemptions and to offset the portfolio transaction and facilitate portfolio management. The Fund waives the fee for defined contribution plans and may waive the fee for other redemptions if it is in the best interest of the Fund


NET  ASSET VALUE
----------------

As more fully set forth in the Prospectus under "Determining Your Share Price," the net asset value per share of each Fund is determined as of the close of the New York Stock Exchange on each day that the Exchange is open. The Exchange is open all week days that are not holidays, which it announces annually. The most recent announcement states it will not be open on New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Securities traded on more than one national securities exchange are valued at the last sale price of the day as of which such value is being determined as reflected at the close of the exchange which is the principal market for such securities.

U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price from the dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved by the Board of Trustees.


TAXES
-----

Each Fund intends to qualify every year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Qualification as a regulated investment company relieves the Funds of Federal income taxes on the portion of their net investment income and net realized capital gains distributed to shareholders. The Funds intend to distribute virtually all of their net investment income and net realized capital gains at least annually to their respective shareholders.

A non-deductible 4% excise tax will be imposed on a Fund to the extent that it does not distribute (including declaration of certain dividends), during each calendar year, (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income (the excess of short and long term capital gain over short and long term capital loss) for each one-year period ending October 31 and (iii) certain other amounts not distributed in previous years. Shareholders will be taxed during each calendar year on the full amount of such dividends distributed (including certain declared dividends not actually paid until the next calendar year).

For Federal income tax purposes, distributions paid from net investment income and from any net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Distributions paid from net capital gains are taxable as long-term capital gains, whether received in cash or shares and regardless of how long a shareholder has held the shares, and are not eligible for the dividends received deduction. Distributions of investment income (but not distributions of short-term or long-term capital gains) received by shareholders will qualify for the 70% dividends received deduction available to corporations to the extent designated by the Fund in a notice to each shareholder. Unless all of a Fund's gross income constitutes dividends from domestic corporations qualifying for the dividends received deduction, a portion of the distributions of investment income to those holders of that Fund which are corporations will not qualify for the 70% dividends received deduction. The dividends received deduction for corporate holders may be further reduced if the shares with respect to which dividends are received are treated as debt-financed or deemed to have been held for less than forty-six (46) days.

The Funds will send written notices to shareholders regarding the Federal income tax status of all distributions made during each calendar year as ordinary income or capital gain and the amount qualifying for the 70% dividends received deduction.

The foregoing relates to Federal income taxation. Distributions may also be subject to state and local taxes. The Funds are organized as a Massachusetts business trust. Under current law, so long as the Funds qualify for the Federal income tax treatment described above, it is believed that they will not be liable for any income or franchise tax imposed by Massachusetts.

Investors are urged to consult their own tax advisers regarding the application of Federal, state and local tax laws.


ORGANIZATION AND CAPITALIZATION
-------------------------------

GENERAL
-------

Baron Asset Fund is an open-end investment company organized as a series fund and established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated February 19,1987, as amended. The four series currently available are Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund and Baron iOpportunity Fund. Shares entitle their holders to one vote per share. Shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights, and are transferable.

SHAREHOLDER AND TRUSTEE LIABILITY
---------------------------------

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund or any series thereof. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Funds or Trustees. The Declaration of Trust provides for indemnification by a Fund for any loss suffered by a shareholder as a result of an obligation of that Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for an act or obligation of that Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account or shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of trust protects a trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


OTHER INFORMATION
-----------------

INDEPENDENT ACCOUNTANTS
-----------------------

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of the Funds.

CALCULATIONS OF PERFORMANCE DATA
--------------------------------

Advertisements and other sales literature for the Funds may refer to average annual total return and actual return. Average annual total return is computed by finding the average annual compounded rates of return over a given period that would equate a hypothetical initial investment to the ending redeemable value thereof, as follows:
                            n
                      P(1+T)  = ERV
         Where:            P  = a hypothetical initial payment of $1,000
                           T  = average annual total return
                           n
                              = number of years
                          ERV = ending redeemable value at the end of the
                                period of a hypothetical $1,000 investment made at the beginning of the period

Actual return is computed by measuring the percentage change between the net asset value of a hypothetical $1,000 investment in the Fund at the beginning of a period and the net asset value of that investment at the end of a period. The performance data used in advertisements does not give effect to a 2% contingent deferred sales charge that is no longer applicable.

After-tax returns are included in the table below to show the impact of assumed federal income taxes on an investment in the Funds. A Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return "after taxes on distributions and sale" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects only and are not predictive of future tax effects.

Average Annual Total Return (After Taxes on Distributions ) is computed as follows:
                                                 n
                                   ATV  = P (1+T)
                                      D

               Where:    P  = a hypothetical initial payment of $1,000
                         T  = average annual total return (after taxes on
                              distriubtions)
                            = number of years
                         n
                       ATV  = ending redeemable value of a  hypothetical
                          D $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:
                                               n
                                ATV   = P (1+T)
                                   DR

         Where:            P   = a hypothetical initial payment of $1,000
                           T   = average annual total return (after taxes on
                                 distributions and redemption)
                           n
                               = number of years
                         ATV   = ending redeemable value of a hypothetical
                            DR $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemption.

All performance calculations assume that dividends and distributions are reinvested at the net asset value on the appropriate reinvestment dates and include all recurring fees.

Computed in the manner described above, the performance, as of September 30, 2002, for Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund and Baron iOpportunity Fund has been:

                                   Average  |   Average               |   Average               |   Average
                                   Annual   |   Annual     Cumulative |   Annual    Cumulative  |   Annual         Cumulative
                                   1 YR     |   5 YR        5 YR      |   10 YR       10 YR     |   Since          Since
                                            |                         |                         |   Inception      Inception
                                 ------------------------------------------------------------------------------------------------
BARON ASSET FUND                            |                         |                         |
                                            |                         |                         |
Return before taxes                -2.54%   |   -2.15%     -10.31%    |   11.00%     183.83%    |    11.82%         453.00%
                                            |                         |                         |
Return after taxes on                       |                         |                         |
distributions                      -4.30%   |   -2.82%     -13.33%    |   10.36%     167.96%    |    11.02%         395.35%
                                            |                         |                         |
Return after taxes on                       |                         |                         |
distributions & sale of Fund                |                         |                         |
shares                              0.48%   |   -1.54%      -7.46%    |    9.41%     145.74%    |    10.18%         341.08%
                                            |                         |                         |
Russell 2000 (reflects no                   |                         |                         |
deductions for fees expenses                |                         |                         |
or taxes)                          -9.30%   |   -3.19%     -14.97%    |    8.01%     116.10%    |     7.06%         184.27%
                                            |                         |                         |
Russell 2500 (reflects no                   |                         |                         |
deductions for fees expenses                |                         |                         |
or taxes)                          -7.46%   |   -0.18%      -0.89%    |    9.98%     159.01%    |     9.17%          282.56%
                                            |                         |                         |
BARON GROWTH FUND                           |                         |                         |
                                            |                         |                         |
Return before taxes                 5.02%   |    6.54%      37.25%    |                         |    17.52%           249.55%
                                            |                         |                         |
Return after taxes on                       |                         |                         |
distributions                       3.66%   |    5.52%      30.81%    |                         |    16.66%           230.17%
                                            |                         |                         |
Return afer taxes on                        |                         |                         |
distributions & sale of Fund                |                         |                         |
shares                              4.03%   |    5.27%      29.30%    |                         |    15.05%           196.35%
                                            |                         |                         |
Russell 2000 (reflects no                   |                         |                         |
deductions for fees expenses                |                         |                         |
or taxes)                          -9.30%   |   -3.19%     -14.97%    |                         |     6.34%             61.08%
---------------------------------------------------------------------------------------------------------------------------------

                                   Average  |   Average               |   Average               |   Average
                                   Annual   |   Annual     Cumulative |   Annual    Cumulative  |   Annual         Cumulative
                                   1 YR     |   5 YR        5 YR      |   10 YR       10 YR     |   Since          Since
                                            |                         |                         |   Inception      Inception
                                 ------------------------------------------------------------------------------------------------
                                            |                         |                         |
BARON SMALL CAP FUND                        |                         |                         |
                                            |                         |                         |
Return before taxes                  8.20%  |    7.11%       40.95%   |                         |     7.11%           40.95%
                                            |                         |                         |
Return after taxes on                       |                         |                         |
distributions                        8.20%  |    6.99%       40.22%   |                         |     6.99%           40.22%
                                            |                         |                         |
Return after taxes on                       |                         |                         |
distributions & sale of Fund                |                         |                         |
shares                               5.03%  |    5.83%       32.78%   |                         |     5.83%           32.78%
                                            |                         |                         |
Russell 2000 (reflects no                   |                         |                         |
deductions for fees expenses                |                         |                         |
or taxes)                           -9.30%  |   -3.19%      -14.97%   |                         |    -3.19%           14.97%
                                            |                         |                         |
BARON iOPPORTUNITY FUND                     |                         |                         |
                                            |                         |                         |
Return before taxes                -11.25%  |                         |                         |   -32.35%          -63.57%
                                            |                         |                         |
Return after taxes on                       |                         |                         |
distributions                      -11.25%  |                         |                         |   -32.39%          -63.62%
                                            |                         |                         |
Return after taxes on                       |                         |                         |
distributions & sale of Fund                |                         |                         |
shares                              -6.91%  |                         |                         |   -24.05%          -50.87%
                                            |                         |                         |
Nasdaq Composite (reflects                  |                         |                         |
no deductions for fees                      |                         |                         |
expenses or taxes)                 -21.80%  |                         |                         |   -41.53%          -75.04%
                                            |                         |                         |
Morgan Stanley Internet                     |                         |                         |
Index (reflects no deductions               |                         |                         |
for fees expenses or taxes)        -34.63%  |                         |                         |   -68.53%          -94.97%
----------------------------------------------------------------------------------------------------------------------------------


Performance results represent past performance and are not necessarily representative of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

In addition to advertising average annual and actual return data, comparative performance information may be used in advertising materials about the Funds, including data and other information from Lipper Analytical Services, Inc., DA Investment Technologies, Morningstar Inc., Money, Forbes, SEI, Ibbotson, No Load Investor, Growth Fund Guide, Fortune, Barron's, The New York Times, The Wall Street Journal, Changing Times, Medical Economics, Business Week, Consumer Digest, Dick Davis Digest, Dickenson's Retirement Letter, Equity Fund Outlook, Executive Wealth Advisor, Financial World, Investor's Daily, Time, Personal Finance, Investment Advisor, SmartMoney, Rukeyser, Kiplinger's, NAPFA News, US News, Bottomline, Investors Business Daily, Bloomberg Radio, CNBC, USA Today, 1998 Mutual Fund Report, Mutual Fund Magazine, The Street.com, Bloomberg
Personal, Worth, Washington Business Journal, Investment News, Hispanic Magazine, Institutional Investor, Rolling Stone Magazine, Microsoft Investor, Individual Investor, SmartMoney Interactive, Art & Auction, Dow Jones Newswire, Dow Jones News, The Boston Globe, Standard & Poor's Advisor Insight, CBS Market Watch, Morningstar.Net, On Wall Street, Los Angeles Times, Standard & Poor's

Outlook, Bloomberg Online, Fund Action, Funds Net Insight, Boston Herald, Dow Jones Investment Advisor, Annuity.Net.com, Morningstar Fund Investor, Associated Press, Bloomberg Business News, Standard & Poor's Personal Wealth, The Washington Post, The Daily Telegraph (UK), NewsDay, New York Post, Miami Herald, Yahoo Finance, Arizona Republic, Mutual Fund Market News, Chicago Tribune, Investor Force, Pensions and Investments St. Paul Pioneer Press, Deseret News Publishing, Dallas Morning News, PSI Daily, Financial Planning Investments News, Neward Star Ledger, Reuters, Time European Edition, Registered Representative Magazine and Crain's NY Business. The Fund may also use comparative performance data from indexes such as the Dow Jones Industrial Average, Standard & Poor's 400, 500, Small Cap 600, 1,500, or Midcap 400, Value Line Index, Wilshire 4,500, 5000, or Small Cap, NASDAQ/OTC Composite, New York Stock Exchange, and the Russell 1000, 2000, 2500, 3000, 2000 Growth, 2000 Value, or Midcap. With respect to the rating services, the Fund may use performance information that ranks the Fund in any of the following categories: all funds, aggressive growth funds, value funds, mid-cap funds, small-cap funds, growth funds, equity income funds, and any combination of the above listed categories.

                         BARON ASSET FUND

                    PART C. OTHER INFORMATION


Item 23.  Exhibits
          --------
               a.  Declaration of Trust dated February 19, 1987.*
               b.  By-laws dated February 19, 1987.*
               c. Specimen Share Certificates representing shares of beneficial interest of $.01 par value.*
               d.  (1)  Investment Advisory Agreement between
                        Baron Asset Fund and BAMCO, Inc.*
                   (2)  Investment Advisory Agreement between
                        Baron Growth Fund and BAMCO, Inc.*
                   (3)  Investment Advisory Agreement between
                        Baron Small Cap Fund and BAMCO, Inc.*
                   (4)  Investment Advisory Agreement between
                        Baron iOpportunity Fund and BAMCO, Inc.*
               e.  Distribution Agreement with Baron Capital, Inc.*
               f.  Inapplicable.
               g.  (1)  Custodian Agreement with The Bank of New York.*
                   (2)  Fee Schedule for Exhibit 8(a).*
               h.  Inapplicable.
               i.  Opinion and consent of counsel as to legality of shares being registered (filed with Rule 24f-2 Notice).*
               j.  Consent of Independent Certified Public Accountants.
               k.  Inapplicable.
               l. Letter agreement between the Registrant and the Purchaser of the Initial Shares.*
               m.  Distribution Plan pursuant to Rule 12b-1.*
               n.  Rule 18f-3Plan*
               o.  Inapplicable.
               p.  Code of Ethics*


     *    Previously filed.

Item 24.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------

The  following   diagram   indicates  the  persons  under  common  control  with
Registrant, all of which are incorporated in New York.

           Ronald Baron

               controls :    Baron Capital Group, Inc.

        and owns 100% of:    Baron Capital, Inc.
                             BAMCO, Inc.
                             Baron Capital Management, Inc.

Baron Capital, Inc. serves as distributor of Registrant's shares and performs brokerage services for Registrant. BAMCO, Inc. serves as investment adviser to Registrant. Baron Capital Management, Inc. is an affiliated investment adviser. All of the above corporate entities file consolidated financial statements. Ronald Baron, Chairman and CEO of Registrant, is the controlling shareholder of Baron Capital Group, Inc. and serves as Chairman and CEO of all the above entities.

Item 25.  Indemnification
          ---------------

Article IV of Registrant's Declaration of Trust states as follows:

     Section 4.1. No Personal Liability of Shareholders, Trustees, Etc.
     ------------------------------------------------------------------
     No shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust of its shareholders, in connection with Trust Property of the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property, or to the Property of one or more specific series of the Trust if the claim arises from the conduct of such Trustee, officer, employee or agent with respect to only such Series, for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities, to which such shareholder may become subject by reason of his being or having been a shareholder, and shall reimburse such shareholder out of the Trust Property for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. Indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one of more Series whose shares were held by said shareholder at the time the act or event occurred which gave rise to the claim against or liability of said shareholder. The rights accruing to a shareholder under this Section 4.1 be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a shareholder in any appropriate situation even though not specifically provided herein.

     Section 4.2. Non-Liability of Trustees, Etc.
     --------------------------------------------
     No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its shareholders, or to any shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Section 4.3. Mandatory Indemnification.
     ---------------------------------------
     (a) Subject to the exceptions and limitations contained in paragraph (b) below:

               (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

               (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a Trustee or officer:

               (i) against any liability to the Trust or a Series thereof or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

               (ii) with respect to any matter as to which he shall have been finally adjudicated not the have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

               (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                    (A) by the court or other body approving the settlement or other disposition; or

                    (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Non- interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees then in office act on the matter) or

                    (y)  written opinion of independent legal counsel.

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

     (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust or a Series thereof prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
          Section 4.3, provided that either:

               (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust or Series thereof shall be insured against losses arising out of any such advances; or

               (ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a "Non-interested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.


Item 26. Business or Other Connections of Investment Adviser
         ---------------------------------------------------

The  business  and  other   connections  of  BAMCO,  Inc.  is  summarized  under
"Management of the Fund" in the Prospectus constituting Part A of the Registration Statement, which summary is incorporated herein by reference.

The business and other connections of the officers and directors of BAMCO, Inc. is currently listed in the investment adviser registration on Form ADV for BAMCO, Inc. (File No. 801-29080) and is incorporated herein by reference.


Item 27. Principal Underwriters
         ----------------------

     (a) Baron Capital Funds Trust.

     (b)

       (1)                      (2)                  (3)

                            POSITIONS AND         POSITIONS AND
NAME AND PRINCIPAL          OFFICES WITH          OFFICES WITH
BUSINESS ADDRESS            UNDERWRITER           REGISTRANT
---------------------       -------------------   ------------------------

Ronald Baron                Director,             Trustee,
767 Fifth Avenue            Chairman, CEO         Chairman, CEO, CIO
 New York, N.Y. 10153       and CIO               and Portfolio Manager

Susan Robbins               Director, Vice        Vice President and
767 Fifth Avenue            President and Senior  Senior Analyst
New York, N.Y. 10153        Analyst

Morty Schaja                Director, President   Trustee, President
767 Fifth Avenue            and COO               and COO
New York, N.Y. 10153

Clifford Greenberg          Director and Vice     Vice President
767 Fifth Avenue            President             and Portfolio Manager
New York, N.Y. 10153

Peggy Wong                  Treasurer and CFO     Treasurer and CFO
767 Fifth Avenue
New York, N.Y. 10153

Mitchell J. Rubin           Vice President and    Portfolio Manager
767 Fifth Avenue            Senior Analyst
New York, N.Y. 10153


Linda S. Martinson          Secretary, Vice       Trustee, Vice
767 Fifth Avenue            President and         President,General Counsel and
New York, N.Y. 10153        General Counsel       Secretary

David Kaplan                Vice President        None
767 Fifth Avenue
New York, N.Y. 10153

David Schneider             Vice President        None
767 Fifth Avenue
New York, N.Y. 10153

Matt Kelly                  Vice President        None
767 Fifth Avenue
New York, N.Y. 10153

Andrew Peck                 Vice President        None
767 Fifth Avenue
New York, N.Y. 10153

    (c) Inapplicable.


Item 28. Location of Accounts and Records
         --------------------------------

Certain accounts, books and other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, BAMCO, Inc. and Baron Capital, Inc., 767 Fifth Avenue, New York, NY 10153. Records relating to the duties of the Registrant's transfer agent are maintained by DST Systems, Inc., 330 West 9th Street, Poindexter 1, Kansas City, MO 64105 and of the
Registrant's custodian are maintained by The Bank of New York, 100 Church Street, New York, N.Y. 10286.

Item 29. Management Services
         -------------------
Inapplicable.


Item 30. Undertakings
         ------------

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                            SIGNATURES
                            ----------

Pursuant to the requirement of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund (certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and) has duly caused this post-effective amendment No. 22 to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and the State of New York on the 24th day of January, 2003.

                            BARON ASSET FUND



                            By:/s/ Ronald Baron
                               ---------------------------
                                   Ronald Baron, Chairman and CEO

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment No. 23 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURES                  TITLE                            DATE
----------------            -----------------                ------------------

s/ Ronald Baron             Chairman, CEO                    January 24, 2003
---------------             & Trustee
   Ronald Baron

*s/ Raymond Noveck          Trustee                          January 24, 2003
------------------
    Raymond Noveck

s/ Linda S. Martinson       Secretary, Vice President        January 24, 2003
---------------------       General Counsel & Trustee
   Linda S. Martinson

s/ Peggy Wong               Treasurer (Principal             January 24, 2003
-------------               Financial & AccountingOfficer)
   Peggy Wong

*s/ Norman S. Edelcup       Trustee                          January 24, 2003
---------------------
    Norman S. Edelcup

*s/ Charles N. Mathewson    Trustee                          January 24, 2003
------------------------
    Charles N. Mathewson

*s/ Harold Milner           Trustee                          January 24, 2003
-----------------
    Harold Milner

*s/ David A. Silverman      Trustee                          January 24, 2003
----------------------
    David A. Silverman

SIGNATURES                  TITLE                            DATE
----------------            -----------------                ------------------

s/ Morty Schaja             President, Chief Operating       January 24, 2003
----------------            Officer & Trustee
   Morty Schaja



*By: ----------------------
       Linda S. Martinson
       Attorney-in-fact pursuant to a power of attorney previously filed.


Dated: January 24, 2003